UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

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POTLATCH CORPORATION

(Name of Registrant as Specified In Its Charter)

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POTLATCH CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
MAY 5, 2014

NOTICE OF ANNUAL MEETING
AND
PROXY STATEMENT

April 1, 2014
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
The Annual Meeting of Stockholders of Potlatch Corporation will be held at the Potlatch Corporation Corporate Offices, 601 West First Ave., Suite 1600, Spokane Washington 99201, on Monday, May 5, 2014, at 9:00 a.m. local time.
We are holding this meeting to:

•	elect two directors to the Potlatch Corporation Board of Directors;

•	ratify the appointment of KPMG LLP as our independent auditors for 2014;

•	approve the Potlatch Corporation 2014 Long-Term Incentive Plan;

•	approve, by an advisory vote, executive compensation; and

•	transact any other business that properly comes before the meeting.
Your Board of Directors has selected March 14, 2014 as the record date for determining stockholders entitled to notice of the meeting and to vote at the meeting and at any adjournment or postponement.
Potlatch’s proxy statement, Notice of Meeting, proxy card, and 2013 Annual Report, are being distributed to stockholders on or about April 1, 2014. Your vote is important, so please vote your shares promptly. To vote your shares, please refer to the instructions on the enclosed proxy card or voting instruction form, or review the section titled “Annual Meeting Information - Voting” of the accompanying proxy statement.
By Order of the Board of Directors,

Lorrie D. Scott
Vice President, General Counsel & Corporate Secretary

Potlatch Corporation
601 West First Avenue, Suite 1600
Spokane, WA 99201-0603	WWW.POTLATCHCORP.COM

ANNUAL MEETING INFORMATION

This proxy statement and the enclosed proxy card are being furnished to stockholders of Potlatch Corporation in connection with the solicitation of proxies by our Board of Directors for use at the 2014 Annual Meeting of Stockholders, which is described below. We expect to mail this proxy statement, the Notice of Meeting, and the form of proxy enclosed, on or about April 1, 2014.

Date, time and place of the meeting
The 2014 Annual Meeting of Stockholders will be held on Monday, May 5, 2014, at 9:00 a.m., local time, at the Potlatch Corporation Corporate Offices, 601 West First Ave, Suite 1600, Spokane Washington 99201.

Purpose of the meeting
The purpose of the meeting is to vote upon four proposals. These proposals and the vote required for approval of each proposal are as follows:

Election of Directors. The first proposal requests the election of two directors to our Board. Because this is an uncontested election, the affirmative vote of a majority of the common stock present in person or by proxy at the Annual Meeting and entitled to vote is required to elect each of the nominees for director.

Independent Auditor. The second proposal requests the ratification of the appointment of KPMG LLP as our independent auditors for 2014. The affirmative vote of a majority of the common stock present in person or by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of our independent auditors.

2014 Long-Term Incentive Plan. The third proposal requests the approval of the Potlatch Corporation 2014 Long-Term Incentive Plan. The affirmative vote of a majority of the common stock present in person or by proxy at the Annual Meeting and entitled to vote is required to approve the plan.

Executive Compensation. The fourth proposal requests a non-binding, advisory vote to approve executive compensation. The affirmative vote of a majority of the common stock present in person or by proxy at the Annual Meeting and entitled to vote is required to approve, by an advisory vote, executive compensation.

The inspector of election will tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will have the same effect as negative votes. Broker non-votes (described below under the heading "Shares" held in "street" or "nominee" name) will not be counted in determining the number of votes necessary for approval.

Recommendation of the Board of Directors
Our Board unanimously recommends that you vote

FOR each director nominee
FOR the ratification of the appointment of KPMG LLP as our independent auditors for 2014
FOR the approval of the Potlatch Corporation 2014 Long-Term Incentive Plan
FOR advisory approval of our executive compensation

Who may vote
Stockholders who owned common stock at the close of business on March 14, 2014, the record date for the Annual Meeting, may vote at the meeting. For each share of common stock held, stockholders are entitled to one vote for as many separate nominees as there are directors to be elected and one vote on any other matter presented.

Quorum
On March 14, 2014, the record date, we had 40,589,389 shares of common stock outstanding. Voting can take place at the Annual Meeting only if stockholders owning a majority of the total number of shares outstanding on the record date are present either in person or by proxy. Abstentions and broker non-votes will both be treated as present for purposes of determining the existence of a quorum.

Proxy solicitation
Certain of our directors, officers and employees and our proxy solicitor, D.F. King & Co., also may solicit proxies on our behalf by mail, phone, fax, email or in person. We will bear the cost of the solicitation of proxies, including D.F. King’s fee of $10,500 plus out-of-pocket expenses, and we will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to the beneficial owners of Potlatch stock. No additional compensation will be paid to our directors, officers or employees who may be involved in the solicitation of proxies.

Tabulation of votes—Inspector of Election
Our transfer agent, Computershare Shareowner Services LLC, will act as the inspector of election at the Annual Meeting and we will reimburse reasonable charges and expenses related to the tabulation of votes.

Voting
You may vote your shares in one of several ways, depending upon how you own your shares.

Shares registered directly with Potlatch (in your name):

•	Via Internet: Go to www.envisionreports.com/PCH and follow the instructions. You will need to enter the Control Number printed on the enclosed proxy card.

•	By Telephone: Call toll-free 1-800-652-8683 (VOTE) and follow the instructions. You will need to enter the Control Number printed on the enclosed proxy card.

•
In Writing: Complete, sign, date and return the enclosed proxy card in the envelope provided, or provide it or a ballot distributed at the Annual Meeting directly to the inspector of election at the Annual Meeting when instructed.

Shares held in a Potlatch 401(k) Savings Plan (through Mercer Trust Company):

•
Via Internet: If you are a participant in the Potlatch Hourly 401(k) Plan or the Potlatch Salaried 401(k) Plan, go to www.envisionreports.com/PCH and follow the instructions. You will need to enter the Control Number printed on the enclosed proxy card form.

•	By Telephone: Call toll free 1-800-652-8683 (VOTE) and follow the instructions. You will need to enter the Control Number printed on the enclosed proxy card form.

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In Writing: Complete, sign, date and return the enclosed proxy card in the envelope provided. To vote in person at the Annual Meeting, you must obtain a proxy, executed in your favor, from the holder of record.

Shares held in “street” or “nominee” name (through a bank, broker or other nominee):

•
You may receive a separate voting instruction form with this proxy statement from your bank, broker or nominee, or you may need to contact your bank, broker or nominee to determine whether you will be able to vote electronically using the Internet or telephone. To vote in person at the Annual Meeting, you must obtain a proxy, executed in your favor, from the holder of record.

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If you are the beneficial owner of shares held in “street name” by a broker, then the broker must vote those shares in accordance with your instructions. If you do not give specific voting instructions to the broker, under Nasdaq rules your broker cannot vote your shares on “non-discretionary” items. On “non-discretionary” items for which you do not give voting instructions, the votes will be considered “broker non-votes.”

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The election of directors is a “non-discretionary” item. This means that the election of directors may not be voted upon by your broker if you do not give voting instructions for the shares held on your behalf.

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The approval of the Potlatch Corporation 2014 Long-Term Incentive Plan and the advisory vote to approve executive compensation are also “non-discretionary” items and may not be voted upon by your broker if you do not give voting instructions for the shares held on your behalf.

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The ratification of the appointment of KPMG LLP as our independent auditors for 2014 is a “discretionary” item. This means that this proposal may be voted upon by your broker if you do not give voting instructions for the shares held on your behalf.

If you return your proxy card by mail or vote via the Internet or by telephone but do not select a voting preference, the individuals named as proxies on the enclosed proxy card or voting instruction form will vote your shares FOR the election of the two nominees for director identified in this proxy statement, FOR the ratification of the appointment of KPMG LLP as our independent auditors for 2014, FOR the approval of the Potlatch Corporation 2014 Long-Term Incentive Plan and FOR advisory approval of our executive compensation. If you have any questions or need assistance in voting your shares, please contact D.F. King & Co., toll-free at 1-800-697-6975.

Revoking your proxy
If you are a stockholder of record, you may revoke your proxy at any time before the Annual Meeting by giving our Corporate Secretary written notice of your revocation or by submitting a later-dated proxy, and you may revoke your proxy at the Annual Meeting by voting by ballot. Attendance at the meeting, by itself, will not revoke a proxy. If shares are registered in your name, you may revoke your proxy by telephone by calling 1-800-652-8683 (VOTE) and following the instructions or via the Internet by going to www.envisionreports.com/PCH and following the instructions.

If your shares are held in a Potlatch 401(k) Savings Plan (through Mercer Trust Company), you may revoke your proxy by telephone by calling 1-800-652-8683 (VOTE) and following the instructions or via the Internet by going to www.envisionreports.com/PCH and following the instructions. If you are a stockholder whose shares are held in “street” or “nominee” name, you may revoke your voting instructions by informing the bank, broker or other nominee in accordance with that entity’s procedures for revoking your voting instructions.

Annual Meeting attendance
We cordially invite and encourage all of our stockholders to attend the Annual Meeting. Persons who are not stockholders may attend only if invited by us. If you own shares in “street” or “nominee” name, you must bring proof of ownership (for example, a current broker’s statement) in order to be admitted to the meeting.

Other matters presented at the Annual Meeting
We do not expect any matters, other than those included in this proxy statement, to be presented at the 2014 Annual Meeting. If other matters are presented, the individuals named as proxies on the enclosed proxy card will have discretionary authority to vote your shares on such matters.

Directions to the Annual Meeting
If you need directions to the Annual Meeting, please contact D.F. King & Co., toll-free at 1-800-697-6975.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 5, 2014. This proxy statement and the 2013 Annual Report are available at www.envisionreports.com/PCH.

PROPOSAL 1 – ELECTION OF DIRECTORS
We recommend a vote FOR each nominee.
Our Board of Directors is divided into three classes serving staggered three-year terms. Each of the nominees listed below has been nominated unanimously by our Board of Directors at the recommendation of our Nominating and Corporate Governance Committee in accordance with the Committee’s Director Nomination Policy and our Corporate Governance Guidelines.
The individuals named as proxies on the enclosed proxy card will vote FOR the election of all nominees unless you direct them to vote against any nominee or abstain from voting for any nominee. Mr. Moody and Mr. Peiros are now members of the Board. If any nominee becomes unable to serve as a director before the meeting (or decides not to serve), the individuals named as proxies may vote for a substitute nominee proposed by the Board or we may reduce the number of members of the Board. We recommend a vote FOR each nominee listed below.
Nominees for Election at This Meeting for a Term Expiring in 2017
John S. Moody
Age 65, a director since September 2006

Lawrence S. Peiros
Age 58, a director since February 2003
The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to elect each of the nominees for director listed in Proposal 1.

BOARD OF DIRECTORS
Our Board of Directors is divided into three classes serving staggered three-year terms. The Board of Directors is authorized to fix the number of directors within the range of 7 to 15 members, and has fixed the number at 8. At the Annual Meeting, you and the other stockholders will elect two individuals to serve as directors until the 2017 Annual Meeting. See “Proposal No. 1—Election of Directors.” Our Bylaws require our directors to be elected by a majority vote of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting.
Below are the names and ages of our eight directors as of the date of this proxy statement, the year each of them became a director, their principal occupation or employment for at least the past five years, and certain of their other directorships. In addition, set forth below for each director is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that the person should serve as a director for the company. If you do not select a voting preference, the persons named as proxies in the accompanying proxy will vote for the election of the nominees listed below. We have no reason to believe that any of these nominees will be unable to serve as a director. If any of the nominees becomes unable to serve, however, the persons named as proxies will have discretionary authority to vote for a substitute nominee.
Nominees for Election at this Meeting for a Term Expiring in 2017 (Class III)
John S. Moody (age 65) has been a director since September 2006. Since 2010, Mr. Moody has served as President of Parkside Capital, LLC in Houston, which is the general partner and manager of Parkside Capital Land Fund, LTD, a Texas real estate private equity firm. From 2007 through 2009, he served as President of Proterra Management LLC in Houston, which is the general partner and manager of Proterra Realty Fund, LTD, a Texas real estate private equity firm. From 2004 through 2005, he served as President and Chief Executive Officer of HRO Asset Management, LLC, a real estate advisory business. From 2001 to 2004, Mr. Moody was President of Marsh & McLennan Real Estate Advisors, Inc., a business that directed real estate projects and transactions for Marsh & McLennan. He has also served as a director of Huron Consulting Group (NASDAQ: HURN), a publicly held integrated strategic services provider since 2005, and Hines Global REIT, Inc., a commercial real estate REIT since 2009. From 2000 to 2005, Mr. Moody served on the board of directors of Equity Office Properties Trust, and from 2004 to 2006, he served on the board of directors of CRIIMI MAE, Inc., both of which were publicly traded REITs.
Mr. Moody has substantial real estate and real estate services experience, including evaluating investment opportunities, advising on real estate acquisitions and dispositions, and managing and overseeing real estate development and properties. Mr. Moody also has extensive experience with publicly traded REITs, having previously served in executive and board roles at REITs.
Lawrence S. Peiros (age 58) has been a director since February 2003. Mr. Peiros served as Executive Vice President and Chief Operating Officer of The Clorox Company (NYSE: CLX), a household consumer products company, from 2011 until his retirement on April 1, 2013. Previously, he served as Executive Vice President and Chief Operating Officer for North America from 2007 to 2011, and as Group Vice President of The Clorox Company, a position he held from February 1999 to 2007. Mr. Peiros serves as a director of Ross Stores, Inc. (NASDAQ: ROST), a clothing retailer, and Annie's, Inc. (NYSE: BNNY), a natural food company.
Mr. Peiros has significant leadership, operational and risk oversight skills, as well as extensive sales, marketing, product supply and research and development experience. Having served as a senior executive at a major consumer products company, Mr. Peiros also has experience overseeing global operating divisions. Mr. Peiros' service on the boards of two other public companies provides him additional corporate governance, leadership and oversight experience.
Directors Continuing in Office until 2016 (Class III)
Michael J. Covey (age 56) has been a director since February 2006. Our Chief Executive Officer since since February 2006 and President and Chief Executive Officer from 2006 to 2013, Mr. Covey has been Chairman since January 1, 2007. Prior to joining Potlatch in February 2006, he was employed for 23 years by Plum Creek Timber Company, Inc. (NYSE:PCL), a publicly traded real estate investment trust (REIT), where he served as Executive Vice President from August 2001 until shortly before joining Potlatch in February 2006.
As our Chief Executive Officer, Mr. Covey has a deep understanding of all aspects of our business and operations. Mr. Covey has a strong background in timberlands, real estate and forest products, with extensive executive-level experience in financial and operational management of timberlands and wood products and other manufacturing facilities. In addition, Mr. Covey has experience managing a REIT, with an operational understanding of the requirements associated with maintaining REIT status. We believe Mr. Covey’s deep knowledge of our industry and his deep understanding of our business and operations enables him to facilitate the Board’s oversight role.

Charles P. Grenier (age 64) has been a director since May 2013. Mr. Grenier retired from Plum Creek Timber Company, Inc. (NYSE: PCL), a publicly traded real estate investment trust (REIT), in 2000. Mr. Grenier served as Executive Vice President of Plum Creek from 1994 to 2000, as a director from 1995 to 2000, as Vice President, Rocky Mountain Region from 1989 to 1994, and Vice President of Manufacturing from 1986 to 1989. He served as a director of the IX Ranch Company, a large, privately held cattle ranch in Big Sandy, Montana from 2002 to 2011, as a director of Winter Sports, Inc., dba The Big Mountain Resort, formerly a publicly traded company, from 1998 to 2005, and from 2003 to 2009 as a director and member of the audit committee of Semitool, Inc., a manufacturer of tools for the production of electronic chips formerly traded on Nasdaq.
Having served for five years as a member of the board of directors, six years as Executive Vice President and eight years as Vice President, of a large, publicly traded timber REIT, Mr. Grenier has a strong background in timberlands, real estate and forest products, with extensive executive-level experience in publicly traded REITs, financial and operational management of timberlands and wood products and other manufacturing facilities. We believe Mr. Grenier's deep knowledge of our industry and his deep understanding of our business and operations contributes greatly to our Board's oversight of the company. Mr. Grenier's service on the boards of two other public companies provides him additional corporate governance, leadership and oversight experience.
Gregory L. Quesnel (age 65) has been a director since September 2000. Mr. Quesnel retired from CNF, Inc. (NYSE: CNW), a supply chain logistics management company, in 2004. Mr. Quesnel served as President, Chief Executive Officer and a director of CNF, Inc. from 1998 to 2004, and as Executive Vice President and Chief Financial Officer from 1994 to 1998, and Senior Vice President and Chief Financial Officer from 1991 to 1994. He has served as a director of Synnex Corporation (NYSE: SNX), a business process services company, since 2006 and as a director for Ross Stores, Inc. (NASDAQ: ROST), a clothing retailer, since 2010.
Having served for seven years as Chief Executive Officer and a member of the board of directors, and seven years as Chief Financial Officer, of a global supply chain management company, Mr. Quesnel has extensive operational and oversight experience with regard to corporate strategic planning, mergers and acquisitions, risk management, finance, accounting, administration, technology, investor relations and procurement. Mr. Quesnel’s service on the boards of two other public companies provides him additional corporate governance, leadership and oversight experience.
Directors Continuing in Office until 2015 (Class I)
Boh A. Dickey (age 69) has been a director since July 2000. Until his retirement in 2001, Mr. Dickey was the President, Chief Operating Officer and a director of SAFECO Corporation, an insurance and financial services company. He also serves as Chairman of the Board and a director of Clearwater Paper Corporation (NYSE: CLW).
Having previously served as the Controller and Chief Financial Officer of SAFECO Corporation, as well as an audit partner at a public accounting firm, Mr. Dickey has substantial financial reporting expertise as well as an understanding of internal controls. Mr. Dickey also has significant oversight and executive-level management experience, having been responsible for multiple divisions and subsidiaries at SAFECO Corporation as well as serving on the boards of directors of four public companies in the past 15 years.
William L. Driscoll (age 51) has been a director since January 2004. He is currently a partner with Pointe Group Management Company, a private commercial real estate and management company that he joined in 2007. In March 2008, Mr. Driscoll was recalled to active duty in the United States Marine Corps Reserve as a Civil Affairs officer and deployed to Afghanistan through November 2008. Mr. Driscoll also spent approximately nine months in 2006 serving in Iraq with the United States Marine Corps. Prior to that time, he was a marketing and business consultant for ID Micro, a radio frequency technology company with which he had been associated beginning in January 2005. Mr. Driscoll was Vice President of Strategic Accounts for PACCESS, a packaging solutions company, from December 2002 to December 2004.
Mr. Driscoll has extensive experience with evaluating, establishing and managing major commercial relationships such as joint ventures, with particular skills in real estate and commercial property management. In addition, Mr. Driscoll has strong strategic planning and financial analysis skills, including global purchase and supply chain management skills. He also has experience operating in the domestic and international forestry and wood products industries.

Eric J. Cremers (age 50) has been a director since March 2013 and our President and Chief Operating Officer since August 2013. Mr. Cremers served as President, Chief Operating Officer and Chief Financial Officer from March 2013 through August 2013, and Executive Vice President and Chief Financial Officer from February 2012 to March 2013. Mr. Cremers joined the company in 2007 as Vice President and Chief Financial Officer. Prior to joining the company, Mr. Cremers was Senior Vice President, Corporate Strategy and Business Development for Albertsons, Inc., a retail grocery chain from 2002 to 2006.
Mr. Cremers has strong strategic planning and financial analysis skills, including evaluating investment opportunities and mergers and acquisitions. He also has experience operating in the domestic forestry and wood products industries. As our President, and Chief Operating Officer and former Chief Financial Officer, Mr. Cremers has a deep understanding of all aspects of our business and operations. In addition, Mr. Cremers has experience managing a REIT, with an operational understanding of the requirements associated with maintaining REIT status.

CORPORATE GOVERNANCE
Potlatch Corporation is committed to sound principles of corporate governance and high ethical standards. Our Board reevaluates our policies on an ongoing basis to ensure they address our company’s needs. Information is provided below regarding certain key corporate governance and ethics policies and practices which we believe enable us to manage our business in accordance with sound principles of corporate governance and high ethical standards and in the best interests of our stockholders. Copies of our corporate governance documents and policies are available for downloading or printing by going to our public web site at www.potlatchcorp.com, and selecting “Investor Resources,” then “Corporate Governance,” and then selecting the appropriate link. You may also obtain a printed copy of any of the materials referred to below by contacting us at the following address:
Potlatch Corporation
Attention: Corporate Secretary
601 West First Ave., Suite 1600
Spokane, Washington 99201
Telephone: (509) 835-1500
Corporate Governance Guidelines; Corporate Conduct and Ethics Code
Our Board of Directors and management operate within our comprehensive plan of corporate governance that defines our Board’s and executives’ responsibilities, sets high standards for their professional and personal conduct, and provides for monitoring of their compliance with those responsibilities and other legal standards. Our Board has adopted Corporate Governance Guidelines, or Governance Guidelines, which provide standards and practices of corporate governance that we have designed to help contribute to our success and to assure public confidence in our company. In addition, all committees of the Board operate under charters that describe the responsibilities and practices of each committee.
We have adopted a Corporate Conduct and Ethics Code, or Ethics Code, which provides ethical standards and policies that apply to all of our directors, officers and employees. Our Ethics Code requires that our directors, officers and employees avoid conflicts of interest, comply with laws and other legal requirements, conduct business honestly and ethically, provide full and accurate reporting to us, and otherwise act with integrity and in our best interests. We have also established procedures so that complaints regarding our accounting and auditing matters, conflicts of interests, securities violations and other matters can be submitted confidentially and anonymously. See “Communications with Directors” below.
Copies of the Ethics Code and the Governance Guidelines are available for downloading or printing by going to our public web site at www.potlatchcorp.com, and selecting “Investor Resources,” then “Corporate Governance,” and then selecting the appropriate link.

Majority Voting in Director Elections
We have adopted majority voting procedures for the election of directors in uncontested elections. In an uncontested election, each nominee is elected by the vote of a majority of the voting power of the capital stock issued and outstanding, present in person or by proxy and entitled to vote for the election of directors. As provided in our bylaws, an “uncontested election” is one in which the number of nominees equals the number of directors to be elected in such election. The Board may nominate or elect as a director only persons who agree to tender, promptly following his or her election or re-election to the Board, an irrevocable resignation that will be effective upon (i) the failure of the candidate to receive the required vote at the next annual meeting at which he or she faces re-election and (ii) the acceptance by the Board of such resignation. If an incumbent director fails to receive the required vote for re-election in an uncontested election, the Nominating and Corporate Governance Committee determines whether such director’s resignation should be accepted and makes a recommendation to the Board, which makes the final determination whether to accept the resignation. The Board must publicly disclose its decision within 90 days from the date of certification of the election results. If a director’s resignation is accepted by the Board, then the Board may fill the resulting vacancy or may decrease the size of the Board.

Nominees for Director
Our Nominating and Corporate Governance Committee, or Nominating Committee, is responsible for identifying, evaluating, recruiting and recommending qualified candidates to our Board for nomination or election. The Board nominates directors for election at each annual meeting of stockholders, and elects new directors to fill vacancies if they occur. Our Board strives to find directors who are experienced and dedicated individuals with diverse backgrounds, perspectives and skills. Our Governance Guidelines contain membership criteria that call for candidates to be selected for their ability to act on behalf of all stockholders and their character, judgment, business acumen and diversity of experience, backgrounds, perspective and skills. With respect to a candidate’s diversity of backgrounds, perspective and skills, the Board is particularly interested in maintaining a mix of directors that includes the following backgrounds:

•	active or retired chief executive officers and senior executives;

•	members of boards of directors of other public companies;

•	individuals with forest products industry experience;

•	individuals with real estate investment and development experience;

•	individuals with substantial compliance, financial reporting, audit, tax or compensation and benefits experience; and

•	individuals with capital markets experience.
In addition, we expect each director to be committed to enhancing stockholder value and to have sufficient time to effectively carry out his or her duties as a director. Our Nominating Committee also seeks to ensure that a majority of our Board members are independent under Nasdaq rules, as required by our Governance Guidelines, and that at least one Board member meets the criteria for an “audit committee financial expert” under Securities and Exchange Commission, or SEC, rules.
The Nominating Committee periodically reviews the qualification standards for directors as outlined in the company’s Governance Guidelines and recommends to the Board any changes deemed appropriate by the Committee. In addition, the Board reviews the effectiveness of its membership criteria and board composition annually through its Board performance evaluation.
Prior to each annual meeting of stockholders, our Nominating Committee identifies director nominees first by evaluating the current directors whose terms will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, the candidate’s prior service as a director, and the needs of the Board for any particular talents and experience. If a director no longer wants to continue in service, the Nominating Committee decides not to re-nominate the director, or if a vacancy is created on the Board because of a resignation or an increase in the size of the Board or other event, then the Nominating Committee considers various candidates for Board membership, including those suggested by the Nominating Committee members, by other Board members, by any director search firm engaged by the Nominating Committee and by our stockholders.
The Director Nomination Policy adopted by the Nominating Committee and our Bylaws set forth the process for nomination of directors by stockholders. A stockholder who wishes to recommend a prospective nominee to the Board for consideration by the Nominating Committee should notify our Corporate Secretary in writing at our principal office. Such notice must be delivered to our offices by the deadline set forth in our Bylaws. Each notice must include the information about the stockholder and the prospective nominee, which must be updated as necessary, as would be required if the stockholder were nominating a person to the Board under our Bylaws, including the following information:

•	the name and address of the stockholder;

•
the shares of Potlatch common stock owned by the stockholder or the prospective nominee, and a description of any derivative or short positions or similar hedging transactions with respect to Potlatch’s common stock held by the stockholder or the prospective nominee;

•	a description of any arrangements to which the stockholder is a party with respect to the nomination of the prospective nominee;

•	the name, age, business address and residence address of the prospective nominee;

•	the principal occupation of the prospective nominee;

•
a statement whether the prospective nominee, if elected, intends to tender an irrevocable resignation effective upon (i) his or her failure to receive the required vote for re-election and (ii) acceptance of such resignation by the Board;

•	a description of all compensation and other relationships during the past three years between the stockholder and the prospective nominee;

•	any other information relating to the prospective nominee or stockholder required to be disclosed pursuant to Section 14 of the Securities and Exchange Act of 1934, as amended, or Exchange Act; and

•	the prospective nominee’s written consent to serve as a director if elected.

The company may require any prospective nominee recommended by a stockholder to furnish such other information as may reasonably be required by the company to determine the eligibility of such person to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such person.
The foregoing is only a summary of the detailed requirements set forth in our Bylaws regarding director nominations by stockholders. Copies of our Director Nomination Policy and Bylaws are available for downloading or printing by going to our public web site at www.potlatchcorp.com, and selecting “Investor Resources,” and then “Corporate Governance.”
Director Independence
The role of our Board is to oversee and provide policy guidance on our business and affairs. The Board believes that it will best serve our stockholders if the majority of its members are independent. As of March 14, 2014, all but two of our Board members are outside (non-employee) directors. Our remaining members are Michael J. Covey who serves as our Chairman and Chief Executive Officer, and Eric J. Cremers, who serves as our President and Chief Operating Officer.
With the exception of Mr. Covey and Mr. Cremers, the Board has determined that all of our directors are independent within the meaning of applicable Nasdaq corporate governance listing rules and our Director Independence Policy, a copy of which can be found on our public web site by going to www.potlatchcorp.com, and selecting “Investor Resources,” and then “Corporate Governance.” Each of the following committees is composed entirely of independent directors: the Audit Committee, the Nominating and Corporate Governance Committee and the Executive Compensation and Personnel Policies Committee.
Board Leadership Structure
Mr. Covey is our Chief Executive Officer, and also serves as Chairman of our Board. John S. Moody is the Lead Director and Vice Chair of our Board and acts as lead independent director of the independent Board members. The Board has structured the role of our lead independent director to strike an appropriate balance to the combined chairman and chief executive officer role and to fulfill the important requirements of independent leadership on the board. The lead independent director’s principal responsibility is to contribute to the independence of the Board in the discharge of its responsibilities including risk oversight. As lead independent director, Mr. Moody:

•	presides at all meetings of the Board at which the Chairman is not present;

•	presides at executive sessions of the independent directors;

•	may call special meetings of the Board;

•	consults with the Chairman in the development of meeting agendas;

•	acts as a facilitator in effectively communicating director concerns, agenda items and issues to management;

•	coordinates communications between the independent directors and stockholders and other interested parties;

•	works with the Chairman of the Board and the Committee Chairs in developing and monitoring the Board’s overall approach to governance issues; and

•	coordinates the annual performance evaluation of the Board.

Our Board has determined that the leadership structure of the Board, in particular having Mr. Covey serve as the Chairman and Mr. Moody serve as the lead independent director, is appropriate and in the best interests of the company because it allows the Board’s meeting agendas to be established, in consultation with a lead independent director, by an individual with a deep understanding of our business and operations. Given the size of the Board and the scope of our business, Mr. Covey’s insight into our business relative to his role as Chairman enables him to facilitate the Board’s oversight role, while Mr. Moody’s participation in the agenda setting process, together with his presiding over executive sessions, contributes to the independence of the Board in the discharge of its responsibilities.
At each of its in-person meetings and, as necessary, telephonic meetings, the Board meets in executive session without members of management present. The lead independent director presides over these executive sessions. Each committee of the Board, except for the Finance Committee, also schedules an executive session without members of management present for every in-person meeting and, as necessary, at telephonic meetings.

Risk Oversight
Our company has an enterprise risk management program overseen by senior management. The Board oversees the company’s business, the risks associated with its business and the steps that senior management is taking to manage and mitigate those risks. This oversight is supported by the Board’s leadership structure which provides for oversight of strategic risks by the full Board under the leadership of the Chairman and the lead independent director, and oversight and evaluation of discrete risks in committees.
Each year, the Board of Directors receives a report on risk management, including management’s assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The Board may also receive updates between meetings from the Chief Executive Officer relating to risk oversight matters. The Audit Committee, composed entirely of independent directors, also reports periodically to the Board on risk management matters. In accordance with Nasdaq requirements and pursuant to its charter, the Audit Committee provides oversight on matters relating to accounting, financial reporting, internal controls, auditing, risk management, and legal and regulatory compliance activities, including monitoring our compliance with the tax and other rules pertaining to REITs, and other matters as the Board deems appropriate. In carrying out its responsibilities, the Audit Committee oversees the appointment or replacement and compensation of personnel involved in the internal audit function to provide ongoing assessments of the company’s risk management processes and system of internal controls. The Internal Audit Director reports to the Audit Committee. The Audit Committee reviews with the Internal Audit Director the scope and plan of the work to be done by the internal audit function and the results of such work.
The Audit Committee also:

•	establishes procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls, or auditing matters;

•	establishes procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•
discusses with the company’s General Counsel any significant legal, compliance or regulatory matters that may have a material effect on the company's financial statements or the company’s business or compliance policies, including material notices to or inquiries received from governmental agencies;

•
discusses the company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including discussing the guidelines and policies to govern the process by which management assesses and manages the company’s exposure to risk; and

•
reviews with the Board any issues that arise with respect to the quality or integrity of the company’s financial statements, the company’s compliance with legal or regulatory requirements, the performance and independence of the company’s independent auditors, or the performance of the internal audit function.

The Audit Committee meets at least quarterly with the Internal Audit Director and other members of management.
The Executive Compensation and Personnel Policies Committee periodically reviews risks associated with our executive compensation program. See “Compensation Discussion and Analysis – Risk Assessment.”
Based upon a comprehensive review of the company’s executive compensation program by the Executive Compensation and Personnel Policies Committee's independent compensation consultant, see "Compensation Discussion and Analysis – Compensation Consultants,” and the assessment of the company’s other compensation programs for all employees by management, which is shared with the Committee, management does not believe that the risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on our company.
Transactions with Related Persons
Securities laws require us to disclose certain business transactions that are considered related person transactions. In order to comply with these requirements, our Audit Committee has adopted a Related Person Transactions Policy that applies to any director or executive officer of the company, any beneficial owner of more than 5% of our voting stock, any immediate family member of any of the foregoing persons, and any entity that employs any of the foregoing persons, or in which any of the foregoing persons is a general partner, principal or 10% or greater beneficial owner. Transactions covered by this policy are those in which (a) we or any of our subsidiaries participate, (b) the amount involved exceeds $120,000, and (c) any related person had, has or will have a direct or indirect material interest, as defined in the policy.
Any proposed related person transaction is reviewed by our Audit Committee at its next regularly scheduled meeting, unless our Corporate Secretary determines that it is not practicable or desirable to wait until the next scheduled meeting for review of a particular transaction, in which case the Chair of the Audit Committee has the authority to review and consider the proposed transaction. Only those transactions determined to be fair and in our best interests are approved, after taking into account all factors deemed relevant by the Audit Committee, or its Chair, as the case may be. If the Chair approves any related person transaction, then that approval is reported to the Audit Committee at its next regularly scheduled meeting. The entire policy can be viewed by going to our public web site at www.potlatchcorp.com, and selecting “Investor Resources,” then “Corporate Governance.”
There were no transactions with related persons in 2013 that required disclosure in this proxy statement or that required approval by the Audit Committee pursuant to the policy described above.
Board Meetings
During 2013, the Board met four times. All directors had 100% attendance records, attending all meetings of the Board and Committees on which such director served that were held while the director was a member of the Board, with the exception of Ruth Ann M. Gillis who missed one Audit Committee meeting and therefore attended 80% of Board and applicable Committee meetings prior to her retirement in May 2013. The Board does not have a policy requiring director attendance at annual meetings of the stockholders. Two of our directors attended the 2013 Annual Meeting of Stockholders.
Committees of the Board
Our Board currently has four standing committees, as described below. The current charters of each of these committees are available on our public web site at www.potlatchcorp.com, by selecting “Investor Resources,” and then “Corporate Governance.”
The following table shows the membership of each Committee as of March 14, 2014:

Name	Audit Committee	Executive Compensation and Personnel Policies Committee	Finance Committee	Nominating and Corporate Governance Committee
Michael J. Covey			X
Eric J. Cremers			X
Boh A. Dickey	X (Chair)		X
William L. Driscoll			X	X (Chair)
Charles S. Grenier	X	X
Jerome C. Knoll*	X	X
John S. Moody		X	X	X
Lawrence S. Peiros		X (Chair)		X
Gregory L. Quesnel	X	X	X (Chair)	X

*	Mr. Knoll is retiring from our Board of Directors when his current term expires at our May 5, 2014 annual meeting of stockholders.

Audit Committee
Our Audit Committee is responsible for assisting the Board in its oversight of our accounting, financial reporting, internal controls, auditing, legal and regulatory compliance activities, including monitoring our compliance with the tax and other rules pertaining to REITs, and other matters as the Board deems appropriate. In accordance with Nasdaq requirements and pursuant to its charter, the Audit Committee also provides risk oversight as described above under the heading “Risk Oversight.” The Audit Committee has sole authority to retain, compensate and terminate our independent registered public accounting firm and our Internal Audit Director. In addition, the Audit Committee oversees and administers our Related Person Transactions Policy described above under the heading “Transactions with Related Persons.” The Committee has appointed KPMG LLP as our independent registered public accounting firm and pre-approves its audit fees and non-audit services and fees in accordance with criteria adopted by the Committee.

Our Board has determined that all members of our Audit Committee are independent within the meaning of applicable Nasdaq listing rules and our Director Independence Policy, and that all members are “financially literate.” The Board also has determined that Committee Chair Boh A. Dickey is an “audit committee financial expert” as defined by Securities and Exchange Commission (SEC) rules.

Our Audit Committee met eight times in 2013. See “Audit Committee Report” in this proxy statement for a description of the Committee’s activities during 2013.

Executive Compensation and Personnel Policies Committee
Our Executive Compensation and Personnel Policies Committee, or Compensation Committee oversees our executive compensation and benefits programs and general personnel policies and practices for our executives. See "Compensation Discussion and Analysis" for a discussion of the Committee's role in setting executive compensation and the role of compensation consultants. The Compensation Committee also helps determine our management succession planning, and annually reviews the performance of our Chief Executive Officer. In addition, the Compensation Committee reviews the “Compensation Discussion and Analysis” contained in this proxy statement and recommends its inclusion in the proxy statement to the full Board for approval.
Our Board has determined that all members of our Compensation Committee are independent within the meaning of applicable Nasdaq listing rules and our Director Independence Policy.
Our Executive Compensation and Personnel Policies Committee met four times in 2013.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee, or Nominating Committee, is responsible for identifying, evaluating, recruiting and recommending to the Board nominees for election as directors, and for developing and recommending to the Board, a set of corporate governance principles and related policies. It also oversees our compensation and benefits paid to our directors.
The Board has determined that all members of our Nominating Committee are independent within the meaning of applicable Nasdaq listing rules and our Director Independence Policy.
Our Nominating Committee met four times in 2013.
Finance Committee
Our Finance Committee reviews and makes recommendations to the Board with respect to financings and other financial matters and acts based on the Board’s delegation of authority with respect to specific financing transactions. The Committee consists of seven directors—five independent directors and our Chairman, Michael J. Covey, who is the Chief Executive Officer of the company and Eric J. Cremers, President and Chief Operating Officer of the company.
Our Finance Committee met one time in 2013.
Compensation Committee Interlocks and Insider Participation
Jerome C. Knoll,* Lawrence S. Peiros, Gregory L. Quesnel, John S. Moody, Charles P. Grenier and Ruth Ann M. Gillis** served as members of our Compensation Committee during 2013. None of the members of the Compensation Committee is or has ever been an officer or employee of the company or its subsidiaries. During 2013, none of the members of the Compensation Committee was an executive officer of a business entity for which an executive officer of the company served as a member of the compensation committee or as a director.

*	Mr. Knoll is retiring from our Board of Directors when his current term expires at our May 5, 2014 annual meeting of stockholders.

**	Ms. Gillis served on our Compensation Committee until her retirement from the Board at our annual meeting of stockholders on May 6, 2013.

Communications with Directors
Stockholders may contact our non-management directors by email or by regular mail, as follows:

Email:	non-managementdirectors@potlatchcorp.com

Mail:	Lead Director or Non-Management Directors
c/o Corporate Secretary
Potlatch Corporation
601 West First Ave., Suite 1600
Spokane, WA 99201
All communications received will be processed by the Corporate Secretary. We forward all communications to the intended non-management director or directors. The lead independent director of the Board of Directors is responsible for facilitating an appropriate response. These procedures can also be viewed by going to our public web site at www.potlatchcorp.com, and selecting “Investor Resources,” then “Corporate Governance,” and then “Board of Directors.”

Our Audit Committee has established procedures to address complaints and concerns about our accounting, internal controls and auditing matters for two different groups: (1) employees, who receive confidential and anonymous treatment; and (2) third parties (such as competitors, vendors and consumers), who are not entitled to confidential and anonymous treatment. All complaints and concerns are directed through an independent, third-party hotline provider and are routed directly to the Chair of the Audit Committee. The procedures and hotline numbers are available by going to our public web site at www.potlatchcorp.com, and selecting “About Us,” and then “Hotlines.”

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Our Nominating Committee reviews and makes recommendations to our Board regarding non-employee director compensation. Our philosophy regarding directors' compensation is to provide our directors a fair compensation package that is tied to the services they perform and is comparable to director compensation programs of companies of our size. Our key objectives are to recruit and retain the best directors that we can and to align our directors' interests with those of our stockholders.

The following table sets forth certain information with respect to 2013 compensation for each of the company's non-employee directors.

Name	Fees Earned or Paid in Cash($)(1)	Stock Awards($)(2)	Option Awards($)(3)	All Other Compensation($)(4)	Total($)
Boh A. Dickey	71,000	65,000	—	152	136,152
William L. Driscoll	52,500	65,000	—	152	117,652
Ruth Ann Gillis (5)	27,500	—	—	—	27,500
Charles P. Grenier	34,000	65,000	—	152	99,152
Jerome C. Knoll	59,000	65,000	—	152	124,152
John S. Moody	76,000	65,000	—	152	141,152
Lawrence S. Peiros	58,000 (6)	65,000	—	152	123,152
Gregory L. Quesnel	73,000	65,000	—	152	138,152

(1) Represents annual retainer fee, as well as any amounts earned for service as Lead Director or Committee Chair and meeting attendance fees.
(2) This column shows the aggregate grant date fair value, computed in accordance with FASB Topic 718, of stock units granted in 2013. In accordance with FASB Topic 718, the grant date fair value reported for all stock units was computed by multiplying the number of stock units by the closing price of our stock on the grant date. As of December 31, 2013, each non-employee director had accumulated 21,304 stock units in his account with the exception of Mr. Driscoll, who had 12,401 stock units, Mr. Grenier, who had 1,620 stock units and Mr. Moody, who had 6,208 stock units. The aggregate number for each director includes stock units that have been credited to the director over the years for service as a director and stock units credited as a result of reinvestment of dividend equivalents (including dividend equivalents credited in connection with spin-off of Clearwater Paper).
(3) The award of stock options as an element of non-employee director compensation was discontinued after December 31, 2004. As of December 31, 2013, none of our directors held vested, unexercised stock options.
(4) Consists of premiums paid for accidental death and dismemberment insurance.
(5) Ms. Gillis retired from our Board of Directors at our annual meeting of stockholders on May 6, 2013.
(6) The amounts shown include fees deferred in 2013 pursuant to our Deferred Compensation Plan for Directors II, or Directors Plan. In connection with these deferrals, we credited 1,397 stock units to Mr. Peiros' account for fees deferred in 2013. Such amounts were determined separately for each fee payment, which include meeting fees and quarterly pro-rata payments of the director's annual retainer fee, by dividing the fee amount due by the appropriate per share closing stock price pursuant to the plan. In addition to these common stock award units, Mr. Peiros had an aggregate of 22,725 common stock units in his deferred compensation account as of December 31, 2013. The foregoing common stock unit amounts reflect dividend equivalents.

During 2013, two of our directors, Michael J. Covey and Eric J. Cremers were also employees of the company. As a result, Mr. Covey, Chief Executive Officer and Mr. Cremers, President and Chief Operating Officer did not receive compensation for their services as directors during 2013. For compensation received by Mr. Covey and Mr. Cremers as named executive officers of the company please see “Executive Compensation Tables-2013 Compensation- 2013 Summary Compensation Table.”

Retainer and Fees. During 2013, our non-employee directors were paid at the following rates:

Annual retainer fee	$35,000
Supplemental annual retainer fee (Lead Director only)	20,000
Annual retainer fee for Chair of the Audit Committee	15,000
Annual retainer fee for Chair of each other Committee	5,000
Attendance fee for each Board meeting	1,500
Attendance fee for each Committee meeting	1,500

During 2013, we paid directors, or deferred on their behalf, an aggregate total of $479,500 in fees. Directors may defer receiving all or any portion of their fees under the terms of our Deferred Compensation Plan for Directors. When a director elects to defer fees, he or she elects to have those fees converted into common stock units or, if not converted, then credited with annual interest at 120% of the applicable long-term federal rate, with quarterly compounding. The common stock units are credited with amounts in common stock units equal in value to the distributions that are paid on the same amount of common stock. During 2013, we also reimbursed directors for their reasonable out-of-pocket expenses for attending Board and committee meetings and educational seminars and conferences in accordance with our Director Education Program.
Long-Term Incentive Awards.    In December 2013, each of the non-employee directors was granted an award, consisting of a credit to an account established on behalf of each non-employee director under the Directors Plan in the amount of $65,000, for an aggregate amount of $455,000. Under the terms of the award, 1606 common stock units were credited to each director's account based on the price of the common stock on the date of the grant. These common stock units are then credited with amounts in common stock units equal in value to the distributions that are paid on the same amount of common stock. Upon separation from service as a director, the common stock units held by the director in his or her deferred account will be converted to cash based upon the then market price of the common stock and will be paid to the director.
Other Benefits.    We provide coverage for directors under our Director and Officer Liability Insurance Policy and Accidental Death and Dismemberment Insurance Policy. Directors may, at their own expense, purchase coverage for their spouses under the Accidental Death and Dismemberment Insurance Policy. Directors are eligible to participate in our Matching Gifts to Education Program, available to all company employees, which matches contributions of up to $1,500 per year to eligible educational institutions. We made no donations on behalf of any of our directors to organizations with which any director was affiliated as an executive officer or director in excess of the amounts matched by us under this program.
Director Stock Ownership Guidelines.    In order to promote and increase equity ownership by our directors and to further align their interests with those of our stockholders, the Board has adopted stock ownership guidelines that require each non-employee director to own beneficially at least 3,750 shares, including common stock units granted under the Directors Plan, by the later of January 1, 2009, or the fifth anniversary of his or her election as a director. As of December 31, 2013, all non-employee directors met the guidelines on an incremental basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
This table shows the number of shares beneficially owned as of March 3, 2014, by each owner of more than 5% of our common stock, each of our directors, each executive officer for whom compensation is reported in this proxy statement, and all directors and executive officers as a group. The number of shares reported is based on data provided to us by the beneficial owners of the shares. The percentage ownership data is based on 40,589,389 shares of our common stock outstanding as of March 3, 2014. Under SEC rules, beneficial ownership includes shares over which the indicated beneficial owner exercises voting or investment power. Except as noted, and subject to applicable community property laws, each owner has sole voting and investment power over the shares shown in this table.

	Amount and Nature of Common Stock Beneficially Owned				Common Stock Units(2)
	Number of Shares Beneficially Owned	Right to Acquire(1)	Total Shares Beneficially Owned	Percent of Class
Stockholders Owning More than 5%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	4,760,488(3)	n/a	4,760,488	11.7%	n/a

Janus Capital Management LLC 151 Detroit Street Denver, CO 80206	3,925,020(4)	n/a	3,925,020	9.7%	n/a

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	2,230,241(5)	n/a	2,230,241	5.5%	n/a
Directors and Named Executive Officers
Michael J. Covey	76,692(6)	56,094	132,786	*	30,030
Eric J. Cremers	54,436	—	54,436	*	—
Boh A. Dickey	15,000(7)	—	15,000	*	21,304
William L. Driscoll	210,350(8)	—	210,350	*	22,742
Ruth Ann M. Gillis (A)	2,356	—	2,356	*	_
Charles P. Grenier	—	—	—	*	1,620
Jerome C. Knoll (B)	34,519(9)	—	34,519	*	21,304
John S. Moody	5,000	—	5,000	*	18,414
Lawrence S. Peiros	3,750(10)	—	3,750	*	22,967
Gregory L. Quesnel	2,888(11)	—	2,888	*	21,304
William R. DeReu	24,779(12)	—	24,779	*	—
Jerald W. Richards	3,420	—	3,420	*	—
Lorrie D. Scott	13,716(13)		13,716	*	—
Thomas J. Temple	24,022(14)	—	24,022	*	—

Directors and Executive Officers as a group (14 persons)	470,928(15)	56,094	527,022	1.3%	159,685

*	Less than 1%
(A) Ms. Gillis retired from our Board of Directors at our May 6, 2013 annual meeting of stockholders.
(B) Mr. Knoll is retiring from our Board of Directors when his current term expires at our May 5, 2014 annual meeting of stockholders.
(1) Amounts for Mr. Covey represent shares of common stock issuable under restricted stock units that are currently vested or vest within 60 days of March 3, 2014.
(2) Represents common stock units as of March 3, 2014. These stock units are not actual shares of common stock and have no voting power. In the case of our directors, these stock units are credited, along with accrued dividend equivalents, on a one-for-one basis with our common stock pursuant to our Director Plan (see “Compensation of Non-Employee Directors”). The units represent deferred director's fees for Mr. Driscoll and Mr. Peiros and annual stock unit awards granted in December 2004-2013 to all outside directors. For Mr. Covey the units represent deferred annual incentive plan award payments. The units are converted into cash and paid according to an election the holder makes prior to deferring fees or incentives, except for the annual deferred awards granted to the outside directors, which are converted to cash and paid upon separation from service as a director.
(3) Based upon the Schedule 13G/A filed with the SEC on January 10, 2014 by BlackRock, Inc. as a parent holding company/control person the following affiliates: BlackRock Japan Co. Ltd, BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Asset Management Canada Limited, BlackRock (Singapore) Limited, BlackRock Advisors (UK) Limited, BlackRock Financial Management, Inc., BlackRock Life Limited, BlackRock Advisors LLC, BlackRock Investment Management, LLC, BlackRock Asset Management Ireland Limited, BlackRock International Limited and BlackRock Investment Management (UK) Limited. BlackRock, Inc., has sole voting and dispositive power over all of such shares.
(4) Based upon the Schedule 13G/A filed with the SEC on February 14, 2014 by Janus Capital Management LLC as a registered investment adviser and a parent holding company/control person of Perkins Investment Management LLC and INTECH Investment Management. Janus Capital Management LLC has shared voting and dispositive power over 3,925,020 shares.
(5) Based upon the Schedule 13G/A filed with the SEC on February 11, 2014 by The Vanguard Group.
(6) Comprised of the following: (i) 101,991 shares held directly by Mr. Covey; (ii) 35,898 shares of common stock held in a trust, of which Mr. Covey has sole voting and investment power; and (iii) 155 shares of common stock held for Mr. Covey's individual account under our 401(k) employee savings plan.
(7) These shares are held in the name of Mr. Dickey and his spouse with whom Mr. Dickey shares voting and investment power.
(8) Includes 45,740 shares held directly by Mr. Driscoll, 265,934 shares held by trusts of which Mr. Driscoll is a trustee and shares voting power, 6,227 shares held by trusts of which Mr. Driscoll is a trustee and shares voting and investment power and 2,335 shares of common stock of which Mr. Driscoll is a trustee and has sole voting and investment power. Also includes 4,900 shares held by a limited liability company of which Mr. Driscoll is manager with both voting and dispositive powers. Mr. Driscoll disclaims beneficial ownership of all shares except those held directly by him. Mr. Driscoll has the power to substitute other assets for 25,975 Potlatch Corporation shares in a trust that he has created over which he currently has no voting or investment power.
(9) Includes 33,131 shares held in the name of Mr. Knoll and his spouse, with whom Mr. Knoll shares voting and investment power and 1,388 shares held in an individual 401(k).
(10) These shares are held in a trust under which Mr. Peiros shares voting and investment power with his spouse.
(11) These shares are held in a trust under which Mr. Quesnel shares voting and investment power with his spouse.
(12) Includes 2,482 shares of common stock held for Mr. DeReu's individual account under our 401(k) employee savings plan.
(13) Includes 5,931 shares of common stock held for Ms. Scott's individual account under our 401(k) employee savings plan.
(14) Includes 3,113 shares of common stock held for Mr. Temple's individual account under our 401(k) employee savings plan.
(15) Includes an aggregate of 470,928 shares of common stock held for the executive officers' benefit under our 401(k) employee savings plan.
Section 16(a) Beneficial Ownership Reporting Compliance
Under U.S. securities laws, directors, certain executive officers and any person holding more than 10% of our common stock must report their initial ownership of the common stock and any changes in that ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify in this proxy statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and written representations of our directors and executive officers, we believe all persons subject to reporting filed the required reports on time in 2013.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors is composed of four outside (non-employee) directors, all of whom meet Nasdaq listing standards for audit committee independence. The Audit Committee is an “audit committee” for purposes of Section 3(a)(58) of the Securities Exchange Act of 1934. The Committee’s charter is reviewed periodically by the Audit Committee, which recommends appropriate changes to the Board of Directors.
The Committee is responsible for providing oversight on matters relating to Potlatch’s accounting, financial reporting, internal controls, auditing, legal and regulatory compliance and risk management. In performing its functions, the Committee acts only in an oversight capacity and necessarily relies on the work and assurances of management, which has the primary responsibility for financial statements and reports, and the reports of the independent registered public accounting firm, who, in its reports, expresses an opinion on the conformity of the company’s annual financial statements to generally accepted accounting principles in the United States and an opinion on the effectiveness of internal control over financial reporting. During fiscal year 2013, the Committee met eight times.
In connection with the audit process, the Committee has received from our independent registered public accounting firm, KPMG LLP, or KPMG, the written disclosures and the letter required by the Public Company Accounting Oversight Board (PCAOB) regarding KPMG’s communications with the Audit Committee concerning independence, and has discussed with KPMG its independence. The Committee also discussed the quality and adequacy of Potlatch’s internal controls with management, the Internal Audit Director and the independent registered public accounting firm. The Committee reviewed with KPMG and the Internal Audit Director their respective audit plans, audit scope and identification of audit risks, and reviewed and discussed the results of the internal audit examinations with the Internal Audit Director.
The Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2013, with management and with KPMG outside the presence of management. The Committee also discussed with KPMG the matters required to be discussed by PCAOB Auditing Standard No. 16, "Communications with Audit Committees."
Based on these reviews and discussions with management, KPMG and the Internal Audit Director, the Committee recommended to the Board that the company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for filing with the Securities and Exchange Commission.

The Audit Committee Members

Boh A. Dickey, Chair
Charles P. Grenier
Jerome C. Knoll
Gregory L. Quesnel
Ruth Ann Gillis served on our audit Committee until her retirement from the Board at our annual meeting of stockholders on May 6, 2013.

Fees Paid to Independent Registered Public Accounting Firm in 2013 and 2012
The Audit Committee has considered and determined that the services provided by KPMG in fiscal year 2013 are compatible with the auditor independence requirements. The following table shows fees for professional services rendered by KPMG for audit services for the years ended December 31, 2013 and 2012, and fees billed for other services rendered by KPMG during each of these years.

	Audit Fees(1)	Audit-Related Fees	Tax Fees	All Other Fees
2013	$548,600	$5,000	—	—
2012	$510,000	—	—	—
(1) Audit fees represent fees for the audit of our annual financial statements, the audit of internal control over financial reporting and reviews of the quarterly financial statements.
All audit services and audit-related services for fiscal year 2013 were pre-approved by our Audit Committee. The Audit Committee Policy for Pre-approval of Independent Auditor Services and Fees provides for pre-approval of audit, audit-related, tax and other services specifically described by the Policy on an annual basis. A copy of the policy can be found on our public web site by going to www.potlatchcorp.com, and selecting “Investor Resources,” then “Corporate Governance,” and then “Audit Committee Pre-Approval Policy.” Under the terms of the Policy, unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. In addition, any proposed services anticipated to exceed pre-approved cost levels must be separately approved. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services. The member or members to whom such authority has been delegated must report any pre-approval decisions to our Audit Committee at its next scheduled meeting.

PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR
INDEPENDENT AUDITORS FOR 2014
We recommend a vote FOR this proposal.
KPMG LLP, a registered public accounting firm, currently serves as our independent registered public accounting firm and has conducted the audit of our consolidated financial statements and internal control over financial reporting for fiscal year 2013. A summary of the fees paid by us to KPMG in connection with its audits for 2013 and 2012 can be found in the section titled, “Fees Paid to Independent Registered Public Accounting Firm in 2013 and 2012” in this proxy statement.
Based upon its review of KPMG’s qualifications, independence and performance, the Audit Committee of the Board of Directors has appointed KPMG to serve as our independent registered public accounting firm for 2014.
The appointment of our independent registered public accounting firm is not required to be submitted for ratification by the stockholders. The listing standards of the Nasdaq Global Select Market provide that the Audit Committee is solely responsible for the appointment, compensation, evaluation and oversight of our independent registered public accounting firm. However, as a matter of good corporate governance, the Audit Committee is submitting its appointment of KPMG as independent registered public accounting firm for 2014 for ratification by the stockholders.
If the stockholders fail to ratify the appointment of KPMG, the Audit Committee may reconsider whether to retain KPMG, and may continue to retain that firm or appoint another firm without resubmitting the matter to the stockholders. Even if the stockholders ratify the appointment of KPMG, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm if it determines that such a change would be in the best interests of our company and our stockholders.
The affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of KPMG LLP as our independent auditors for 2014.
Representatives of KPMG are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the compensation policies and decisions of the Executive Compensation and Personnel Policies Committee with respect to our senior executives, including the officers named in the Summary Compensation Table for 2013 (the "named executive officers"). For 2013 our named executive officers and the offices they held were:

•	Michael J. Covey, Chairman and Chief Executive Officer

•	Eric J. Cremers, President and Chief Operating Officer

•	Jerald W. Richards, Vice President and Chief Financial Officer

•	William R. DeReu, Vice President, Real Estate and Minnesota Resource

•	Lorrie D. Scott, Vice President, General Counsel and Corporate Secretary

•	Thomas J. Temple, Vice President, Wood Products and Arkansas Resource

In March 2013, Mr. Cremers became President, Chief Operating Officer and Chief Financial Officer and Mr. Covey continues as Chairman and Chief Executive Officer. Mr. Richards joined the company and became Vice President and Chief Financial Officer in September, 2013, and Mr. Cremers continues as President and Chief Operating Officer.

Executive Summary
Summary of 2013 Results
The U.S. housing market continued its recovery in 2013 and the company generated $70.6 million of net income from continuing operations compared to $40.6 million in 2012. The Resource Division earnings increased 48% over 2012. Earnings in the Wood Products Division were higher than they have been for almost ten years, and the Real Estate Division closed the highest number of real estate transactions since the company's conversion to a REIT in 2006. In December, 2013, the company's Board of Directors increased the company's dividend by 13%, from $0.31 per share to $0.35 per share.
A summary of the company's 2013 performance is set forth below:

	Performance Metric(1)	2013 Actual (in millions)	2013 Target (in millions)	% Target
Company	FFO	$100.5	$76.9	131
Real Estate	EBITDDA	21.9	22.3	98
Resource	EBITDDA	91.5	72.0	127
Wood Products	EBITDDA	65.1	52.2	125

(1) The company's actual 2013 Funds From Operation or FFO can be calculated from the audited consolidated statements of cash flows included in our 2013 Form 10-K. Each of our operating division's actual 2013 Earnings Before Interest, Taxes, Depreciation, Depletion and Amortization or EBITDDA can be calculated from the amounts shown in Note 17 to the audited consolidated financial statements included in our 2013 Form 10-K. Actual 2013 EBITDDA for each of the Resource and Wood Products divisions can be calculated by taking the division's operating income and adding depreciation, depletion and amortization. Actual 2013 EBITDDA for the Real Estate division can be calculated by taking the division's operating income and adding the basis of real estate sold before eliminations and adjustments plus depreciation.

The company's total shareholder return during the three-year period from 2011 to 2013 was higher than other REITs, but slightly below the group of six forest products companies that we refer to as our "peer group," (See "2013 Long-Term Equity Incentive Awards - Peer Group" below), which resulted in a reduced payout of performance shares for the 2011-2013 performance period. The following graph and table show a three-year comparison of cumulative total stockholder returns (TSR) for the company, the NAREIT Equity Index, the Standard & Poor’s Midcap 400 Index and our peer group for the period ended December 31, 2013. The TSR assumes $100 invested at December 31, 2010, with quarterly reinvestment of all dividends.

Comparison of Three-Year Cumulative Total Stockholder Return
Summary of Key 2013 Compensation Decisions
2013 Base Salary After considering company performance and competitive pay practices, the Committee approved base salary increases of 5.17% for Mr. Covey, 3.0% for Mr. DeReu, 4.8% for Ms. Scott and 3.0% for Mr. Temple. In addition, in recognition of Mr. Cremers promotion to President and Chief Operating Officer, the Committee increased Mr. Cremers' base salary by 11.11%.
2013 Annual Incentive Award The company's FFO for 2013 was $100.5 million or 131% of the budgeted target of $76.9 million, which resulted in a calculated multiplier of 200% in accordance with the caps set forth in the company's Annual Incentive Plan. See "2013 Annual Cash Incentive Awards" below.
2011-2013 Long-Term Equity Incentives Earned The company's annualized TSR for the 2011-2013 performance period was 11.4%, which ranked the company 0.03% below the median performance of the company's forest products industry peers during the performance period and the company’s aggregate TSR for the 2011-2013 performance period was 38.3%, which ranked the Company at 39.3% compared to the S&P Midcap 400 Index Companies, resulting in the vesting of 75.7% of the 2011-2013 Performance Shares awarded to participants in the company's long-term incentive program, including named executive officers, plus dividend equivalents credited pursuant to the terms of the award. See "2013 Long-Term Equity Incentive Awards - Potlatch Corporation TSR Comparison" below.
Added Double-Trigger to Long-Term Equity Incentive Program In 2013, the Compensation Committee approved amendments to the company's long-term equity incentive program subjecting all performance share awards granted in 2014 and in subsequent years to a "double trigger" requirement where awards vest only with a qualifying termination in connection with a change in control event.
Eliminated Excise Tax Gross-Up In 2013, the Compensation Committee approved amendments to the company's Executive Severance Program to eliminate Section 280G excise tax gross-up provisions, and the company will no longer gross up severance payments in connection with a change in control event to offset excise taxes incurred by our executives.

Prohibited Pledging In 2014, the company's insider trading policy was amended to provide that directors and executive officers are prohibited from pledging company securities as collateral except under limited circumstances and with approval by the Compensation Committee.
Summary of Executive Compensation Program and Practices
The Compensation Committee, working with company management, has adopted compensation policies and procedures that represent strong corporate governance, including the following:

•	Independent Compensation Committee The Compensation Committee is composed solely of independent directors within the meaning of Nasdaq listing rules relating to compensation committees.

•
Independent Compensation Consultant In 2013 the Compensation Committee was advised by an independent consultant, Deloitte Consulting, LLP (Deloitte), that provided no other services to the company and had no prior relationship with any of the named executive officers. In 2014, following a search led by the Committee Chair, the Committee retained Semler Brossy Consulting Group, LLC, an independent consultant that provides no other services to the company and has no prior relationship with any of the named executive officers.

•
Competitive Market Assessments The Committee requests that its independent consultant conduct a review of the company's executive compensation program at least every two years to evaluate whether it is comparable to compensation programs of companies of similar size.

•
Peer Group Review The peer group of companies used to benchmark company TSR is carefully reviewed annually by the Compensation Committee with input from its independent consultant. Changes to the peer group require Compensation Committee approval.

•
Annual Stockholder Advisory Vote The company seeks an annual stockholder advisory vote to approve executive compensation, the results of which are considered by the Compensation Committee in determining executive compensation.

•
Compensation Risk Assessment Company management completes a risk assessment of the company's executive compensation programs annually to evaluate whether they are designed and administered in a manner that discourages undue risk-taking by employees. The company's assessment is reviewed by the Compensation Committee.

•	Double-Trigger Acceleration A “double trigger” is required before severance benefits are paid and equity awards vest in connection with a change in control event.

•
Limited Perquisites The company does not provide perquisites or other personal benefits to officers or senior employees, such as aircraft for personal use, paid parking spaces, or company cars, with the exception of payment of premiums for accidental death and dismemberment insurance. The company's health care and other medical insurance programs, its salaried employee 401(k) Plan and its limited relocation program are the same for all salaried employees, including officers.

•
Executive Stock Ownership Guidelines The company has a robust stock ownership policy. The company's Chief Executive Officer and President and Chief Operating Officer are required to achieve minimum stock ownership that is five times their respective base salaries and the other named executive officers are required to achieve minimum stock ownership that is two times their respective base salaries.

•
Clawback Policy The company has an incentive compensation recovery policy to recover compensation earned as a result of fraudulent or illegal conduct. We expect to modify the policy upon the issuance of final regulations by the SEC under the applicable provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act).

•
Hedging Policy Under the company's insider trading policy, directors, officers and employees are prohibited from speculating in company securities or engaging in transactions designed to hedge their ownership interests.

•
Pledging Policy Under the company's insider trading policy, as updated in 2014, directors and executive officers are prohibited from pledging company securities as collateral except under limited circumstances and with approval by the Compensation Committee.

2013 Stockholder Advisory Vote to approve Executive Compensation

At our annual meeting of stockholders in May 2013, we held our annual stockholder advisory vote to approve the compensation of our named executive officers (say-on-pay). Our stockholders approved the compensation of our named executive officers as described in our 2013 proxy statement with an approval rate of approximately 92% (calculated based on the number of shares voted "For" this proposal divided by the number of shares voted "For" and "Against" this proposal). As we evaluated our compensation practices throughout 2013, we considered the strong support our stockholders expressed for our executive compensation program. As a result, the Compensation Committee decided to retain our general approach to executive compensation.

Compensation Consultants

Pursuant to its charter, the Compensation Committee has the sole authority to retain, terminate and approve the fees and other retention terms of compensation consultants and other advisers to assist it in its ongoing development and evaluation of company compensation policies and practices and the Committee's determination of compensation awards. For 2013, the Committee engaged Deloitte Consulting, LLP (Deloitte) as its independent compensation consultant. Starting in 2014, following a search led by the Committee Chair, the Committee engaged Semler Brossy Consulting Group, LLC (Semler Brossy) as its independent compensation consultant. The Compensation Committee's independent compensation consultant reports directly to the Committee and not to management. Deloitte and Semler Brossy are both independent from our company, have not provided any services to our company other than to the Compensation Committee, and receive compensation from our company only for services provided to the Committee. The Compensation Committee has assessed the independence of both Deloitte and Semler Brossy pursuant to SEC rules and has concluded that the work of each consultant has not raised any conflict of interest. The Compensation Committee's independent compensation consultant:

•	attends Committee meetings;

•	meets with the Committee without management present;

•	provides third-party data, advice and expertise on proposed executive compensation and executive compensation plan designs;

•
reviews briefing materials prepared by management and outside advisers to management and advises the Committee on the matters included in these materials, including the consistency of proposals with the Committee's compensation philosophy, risks inherent in proposals and comparisons to programs at other companies;

•
prepares for the Committee every two years an assessment of the company's compensation programs, including positioning of the programs in the competitive market, to assist the Committee in its analysis of each component of each of our executive officers' compensation packages to assess the proper balance and competitiveness of the tools used to accomplish the objective of each compensation component;

•	reviews drafts of the Compensation Discussion and Analysis; and

•	advises the Board on director compensation.

All of the decisions with respect to determining the amount and form of executive compensation under our compensation programs are ultimately made by the Compensation Committee and may reflect factors and considerations other than the information and advice provided by the Committee's independent compensation consultant.

The company has retained Mercer (U.S.) Inc. (Mercer) to advise company management on compensation plan design and performance measures for incentive compensation. In addition to advising company management on Health and Welfare Casualty and compensation matters, Mercer manages the company's 401(k) plans and provides investment advice to the company's investment committee that oversees pension investments. Mercer recommendations related to executive compensation are reviewed for the Committee by the Committee's independent compensation consultant.

Competitive Market Assessments

As part of determining compensation levels for named executive officers, the Committee reviews information regarding the median compensation paid by other companies of comparable size both in our industry and generally. Every two years the Committee asks its independent compensation consultant to provide it with a market assessment that utilizes blended market data from the most relevant compensation surveys available. In our most recent review, the consultant referenced the Forest Products Industry Compensation Association Survey for industry-specific market data, and surveys from Mercer, Economic Research Institute and Towers Watson for general industry market data representing similarly-sized companies. The surveys used include compensation data from companies within our peer group and other companies outside of our peer group.

Competitive compensation survey data is gathered by the Committee's compensation consultant and analyzed to most closely reflect competitive pay levels for companies of comparable size and, where possible, similar business focus to our company.

Management Input

Each year, the company's Chief Executive Officer and Vice President, Human Resources, recommend to the Compensation Committee changes to base salaries and target amounts for annual cash incentive awards and long-term equity incentive awards for each named executive officer, except the Chief Executive Officer. These recommendations are based on the principal duties and responsibilities of each executive officer, competitor pay levels within our industry, pay levels for comparable companies of similar size within regional and national markets, internal pay equity, and individual performance. In addition, each year our Vice President, Human Resources and our Chief Financial Officer provide the Committee with a detailed review of the actual results of the company's corporate and operating divisions compared to the performance goals established at the beginning of the year under our annual incentive plan, and the resulting awards proposed to be made to the named executive officers. Our Chief Executive Officer and our President and Chief Operating Officer present evaluations of executives who report to them and make recommendations to the Committee regarding executive base salary and annual cash incentive compensation and long-term equity compensation for executive officers, and compensation packages for executives being hired or promoted. Our Chief Executive Officer and our President and Chief Operating Officer also recommend performance targets for the upcoming year for the Compensation Committee to consider.

The Compensation Committee determines any change to the base salary, annual cash bonus and equity awards for the Chief Executive Officer based upon its evaluation of the Chief Executive Officer's performance and advice from the Committee's independent compensation consultant.

Risk Assessment

Company management provides ongoing information to the Compensation Committee regarding aspects of our executive compensation program that could mitigate or encourage excessive risk-taking by company executives. In addition, the Committee periodically requests that its independent compensation consultant provide an assessment of the company's executive compensation program along with recommended modifications, if any. Among the attributes of our executive compensation program that management and the Committee take into consideration in assessing the risks arising from our compensation policies and procedures are:

•	the balance between annual and long-term incentives;

•	the existence of caps on annual and long-term incentive awards;

•	the use of different metrics for annual and long-term incentive awards;

•	the use of rolling performance periods and laddered equity vesting to reduce pressure on any one performance period or vesting date;

•
the ability of company management and the Committee to consider non-financial and other qualitative performance factors such as safety and environmental performance in determining actual compensation packages;

•	stock ownership guidelines that are reasonable and align our executives' interests with those of our stockholders;

•	the company's insider trading policy that prohibits employees from speculating in company securities or engaging in transactions designed to hedge their ownership interests; and

•	the company's Incentive Compensation Recovery Policy.

Compensation Objectives and Elements of Compensation

Compensation Philosophy and Objectives
Our compensation philosophy is to provide all of our executives a fair and competitive incentive-based compensation package that is tied to the performance of both the individual and the company. We also believe that a significant portion of total compensation for our senior executives should be at risk and dependent on the achievement of target levels of performance. In addition, we believe that in order to maintain fiscal discipline, incentive compensation should be subject to thresholds and caps. The key objectives of our compensation program are aimed at helping us to recruit, motivate and retain talented and experienced executives, ensure our incentive compensation is aligned with short-term and long-term company performance and to align our employees' interests with those of our stockholders.

Compensation Components
We balance our executives' compensation packages among three components:

•	base salary;

•	annual cash incentives; and

•	long-term equity incentives.

Salaries are provided to employees as compensation for basic services to the company and to meet the objective of attracting and retaining the talent needed to run our business. Our annual cash incentives reward employees for helping us achieve annual financial targets, and our long-term equity incentives reward employees for helping us to perform at a level of total stockholder return that exceeds that of our peers and to achieve the company's overall long-term business objectives. We compensate executives with higher levels of responsibility with a higher proportion of at-risk incentive compensation and equity compensation, so their interests are closely aligned with those of our stockholders. Depending upon an executive officer's pay grade, approximately 60% to 70% of the officer's compensation is composed of a combination of annual cash incentive awards based on operational performance goals, and long-term equity incentive grants. In 2013, for our long-term incentive awards, 100% of our Chief Executive Officer's and Chief Operating Officer's awards vest based on performance, and 75% of the awards for the other named executive officers vest based on performance, which is measured based on achievement of relative TSR over a three-year period. See “Summary Comparison of 2013 Target and Actual Compensation” below for each named executive officer's specific compensation mix for 2013.

To ensure fiscal discipline, we set threshold performance levels so that no incentive awards are made if performance results fall below threshold levels, and we set caps on the aggregate amount of incentive compensation that we pay, regardless of actual performance results.

The charts below show for our Chief Executive Officer, our President and Chief Operating Officer and the other named executive officers the portion of 2013 compensation granted that was fixed and the portion that was performance-based.

2013 Base Salary

As part of determining executive base salaries, the Compensation Committee reviews information regarding median base salaries for companies of comparable size, both in our industry and generally, and also considers the individual executive's job performance, long-term potential and tenure. Base salary ranges are established for each pay grade of salaried employees, including our Chief Executive Officer. We determine an executive's rate of pay within the salary range for his or her position based upon the executive's level of experience and performance relative to his or her individual written performance plan. Each executive's individual performance plan contains operational and financial objectives determined by the executive together with his or her supervisor. Our Chief Executive Officer's base salary is set by the Committee in its sole discretion after consultation with its independent compensation consultant and the Committee approves the base salaries of the other named executive officers after discussions with the Chief Executive Officer and Chief Operating Officer.
In 2013 the Compensation Committee approved base salary increases of 5.17% for Mr. Covey, 3.0% for Mr. DeReu, 4.8% for Ms. Scott and 3.0% for Mr. Temple based in part upon its review competitive market data. In addition, in recognition of

Mr. Cremers' promotion to President and Chief Operating Officer, the Committee increased Mr. Cremers' base salary by 11.11%.

Name	Base Salary Increase (% Increase)	Base Salary 2013($)	Base Salary 2012($)
Michael J. Covey	5.17	752,000	715,020
Eric J. Cremers	11.11	500,000	450,000
Jerald W. Richards	—	325,000	—
William R. DeReu	3.0	216,340	210,042
Lorrie D. Scott	4.8	275,100	262,500
Thomas J. Temple	3.0	285,380	277,074

2013 Annual Cash Incentive Awards

Pursuant to the terms of the company's Annual Incentive Plan, each year the Compensation Committee establishes target annual bonuses for our executive officers as a percentage of base salary, corresponding to the pay grade of each officer's position, based in part on the recommendations of management and the Committee's independent compensation consultant after a review of the compensation practices of companies of comparable size both in our industry and generally. These targets are set forth below under “Summary Comparison of 2013 Target and Actual Compensation.”

Annual bonuses are subject to adjustment based on corporate and operating division financial performance. At the beginning of each year the Committee, with input from our Chief Executive Officer and our President and Chief Operating Officer, approves a scale of modifiers for our executive officers based on a range of possible financial performance outcomes. At the end of the year, actual financial performance is compared to the Committee's pre-approved performance scale to determine the modifiers to apply to the target awards. Awards may be further adjusted based on the results of the individual employee's annual performance review, the operating division's performance, the company's overall performance or unusual, extraordinary or infrequently occurring items. The Committee also considers safety performance, environmental performance and other factors when approving awards. In addition, under the terms of our Annual Incentive Plan, the Committee has discretionary authority to reduce, but not increase, the amount of annual awards paid to our executive officers.

In order to reflect both our REIT structure and our wood products operations, we used the following performance measures for purposes of the 2013 annual cash incentive awards:

•	Funds from operations, or FFO, measured at the corporate level against a pre-defined target; and

•	Earnings before interest, taxes, depreciation, depletion and amortization, or EBITDDA, measured at each operating division against pre-defined targets.

We define FFO as net income, plus depletion, depreciation and amortization, basis of real estate sold, and net, non-cash asset impairment and eliminations. The use of this measure is intended to focus eligible employees on generating profits by both increasing revenues and controlling costs. In addition, FFO is the primary measure used by the investment community to measure REIT performance. We believe that profitable growth reflected in our FFO and EBITDDA measures will drive stockholder value over time. Furthermore, the Committee believes that at the division level, measuring EBITDDA rather than

FFO is a simpler approach and provides more transparency to employees, as the divisions do not make capital allocation decisions.

Pursuant to our Annual Incentive Plan, at the beginning of 2013, a target incentive pool value was calculated based on the sum of the target annual incentive amounts for each participant in the plan. Based upon the company's 2013 budget approved by our Board and on the input and recommendations of management, the Committee approved the following FFO performance scale and the corresponding incentive pool modifiers for 2013:

Performance Level	2013 FFO Performance(Versus 2013 FFO Budgeted Target)	Incentive Pool Multiplier (Multiple of Target Pool)
Threshold	80% of $76.9 million FFO Budget, or $61.5 million FFO	0.25 x Target Pool
Target	100% of $76.9 million FFO Budget	1.00 x Target Pool
Maximum	126.7% of $76.9 million FFO Budget, or $97.4 million FFO	2.00 x Target Pool

The incentive pool multiplier for FFO performance proportionately increases or decreases between threshold and target levels and between target and maximum levels. The incentive pool is not funded for FFO performance below threshold level. The funding scale is designed to contribute a fixed percentage of every dollar of FFO above threshold to the incentive pool up to the maximum.

The company's actual 2013 FFO can be calculated from the audited consolidated statements of cash flows included in our 2013 Form 10-K. At the end of 2013, the company's actual FFO was $100.5 million, or 131% of the budgeted target of $76.9 million, which resulted in a calculated incentive pool multiplier of 2.0 in accordance with the caps set forth in our Annual Incentive Plan.

The overall funded incentive pool was allocated to create incentive pools for corporate and operating divisions based on the following:

•	Corporate: corporate FFO performance, modified based on the achievement of measurable strategic objectives; and

•	Operating Divisions: operating division EBITDDA performance (weighted 75%) and corporate FFO performance (weighted 25%).

The operating division allocation is based in part on corporate FFO performance to motivate a division to maximize its contribution to company FFO in the event that for reasons beyond the division's control (e.g., a market downturn) division EBITDDA goals cannot be met. The Committee has discretion to adjust FFO and EBITDDA calculations for extraordinary items, as appropriate, and to reduce, but not increase, awards.

The actual 2013 EBITDDA performance for each operating division relative to the target 2013 EBITDDA performance was as follows:

Comparison of Operating Division Actual and Target EBITDDA

Operating Division	Actual 2013 EBITDDA(1)($ in millions)	Target 2013 EBITDDA ($ in millions)	Percent of Target Achieved(%)
Real Estate	21.9	22.3	98
Resource	91.5	72.0	127
Wood Products	65.1	52.2	125

(1)    Each of our operating division's actual 2013 EBITDDA can be calculated from the amounts shown in Note 17 to the audited consolidated financial statements included in our 2013 Form 10-K. Actual 2013 EBITDDA for each of the Resource and Wood Products divisions can be calculated by taking the division's operating income and adding depreciation, depletion and amortization. Actual 2013 EBITDDA for the Real Estate division can be calculated by taking the division's operating income and adding the basis of real estate sold before eliminations and adjustments plus depreciation.

The Compensation Committee made awards from the applicable funded incentive pool to our executive officers based on recommendations from the Chief Executive Officer, competitive data provided by its independent compensation consultant and the results of individual performance reviews.

In determining the Chief Executive Officer's award, the Committee considered its evaluation of Mr. Covey's performance against his financial, operational and strategic goals for 2013. The Committee discussed this evaluation in executive session without Mr. Covey being present. Mr. Covey requested that his 2013 incentive award be capped at $1 million and despite the company's strong performance in 2013, the Committee exercised its discretion to reduce Mr. Covey's incentive award to the requested amount.

The Chief Executive Officer's recommendations to the Committee concerning the payment of awards for each of the other executive officers were based on the individual performance evaluations of those officers. These evaluations took into account objective criteria in the form of operating results against budget, and subjective criteria such as performance against strategic goals which involve the exercise of discretion and judgment in assessing performance attainment.

Mr. DeReu's performance is determined based upon the performance of the Real Estate Division and the Minnesota Resource Group and therefore exceeded target. The Committee chose not to exercise its discretion to reduce annual incentive awards to Mr. Cremers, Mr. Richards, Mr. DeReu, Ms. Scott and Mr. Temple and accordingly awarded them their target shares of the funded incentive pool.

2013 Long-Term Equity Incentive Awards

Our long-term incentive program is intended to link compensation to long-term company performance. Under our long-term incentive program we grant two types of equity awards:

•
performance shares, which reward employees for company performance over a three-year period that exceeds the applicable peer group, encourage employees to focus on the creation of long-term stockholder value and align the interests of employees with those of our stockholders; and

•	restricted stock units, which vest on December 31 immediately preceding the third anniversary of the grant date, and aid in the recruitment and retention of key employees.

The effective grant date for equity awards is the day of the Compensation Committee meeting at which the awards are approved, typically in February of each year. These meetings are scheduled well in advance of the actual meeting date and are not coordinated with the release of any material, non-public information. Equity grants to executive officers who are hired during the year are generally effective upon the executive's start date.

Long-Term Equity Incentive Award Guidelines The Compensation Committee has approved “guideline” long-term incentive values for each executive pay grade eligible for long-term equity incentive awards other than the Chief Executive Officer. These guideline values initially were established at the median of competitive practice, based on an assessment of compensation programs of comparably sized companies by the Committee's independent compensation consultant. The 2012 assessment completed by the Committee's independent compensation consultant shows that our guidelines are currently more closely aligned with the 75th percentile. Guideline values were converted to performance shares and restricted stock units in a given year by dividing the values by an amount equal to the average closing price of company common stock during the first 10 business days of the year. The actual number of equity awards granted to eligible employees is further subject to an increase or decrease from the guideline value at the Committee's discretion, based upon management's assessment of an individual employee's past contributions and potential future contributions to the company. In the case of the company's Chief Executive Officer, the Committee determines in its sole discretion the number of performance shares to be awarded based on a review by the Committee's independent of competitive practice and the Committee's evaluation of the Chief Executive Officer's performance.

Restricted Stock Units Restricted stock units are awarded to executive officers other than the Chief Executive Officer, and the President and Chief Operating Officer, to aid in the retention of key employees. Restricted stock units comprise 25% of each officer's long-term equity incentive awards and vest on December 31 immediately preceding the third anniversary of the grant date unless the officer's employment with the company is terminated for any reason other than death, disability or retirement. See "Potential Payments upon Termination or Termination Following a Change in Control." We have also granted restricted stock units to newly hired executives to replace the value of equity awards that were forfeited when they left their prior employer and to align the interests of new executives to those of our stockholders.

Performance Shares Performance shares are granted to named executive officers based upon “guideline” long-term incentive values, and are earned based on the company's TSR over a three-year performance period relative to the median TSR of six forest product companies (weighted 50%) and the company's TSR percentile ranking relative to all companies within the Standard and Poor's Midcap 400 Index (of which we are a member) (weighted 50%) over such performance period. TSR is calculated based on stock price appreciation plus cash and share distributions. See "2013 Long-Term Equity Incentive Awards - Peer Group."

Threshold, Target and Maximum The Compensation Committee believes that for purposes of measuring company performance for awarding performance shares:

•	performance measures should be subject to thresholds so that an executive officer's compensation should be at risk if minimal performance is not achieved;

•
performance measures at which 100% of target amounts are earned should be established at median levels, consistent with our philosophy of compensating executives at or near the median compensation paid by companies of comparable size; and

•	performance-based compensation should be capped at 200% of target amounts in order to maintain fiscal discipline and reduce risk-taking.

2013 Long-Term Equity Incentive Awards

In 2013, the Compensation Committee approved long-term incentive awards for the Chief Executive Officer and President and Chief Operating Officer comprised entirely of performance shares, and for all other eligible employees consisting of performance shares (75%) and restricted stock units (25%).

The performance shares granted to the Chief Executive Officer, the President and Chief Operating Officer and other employees are earned based upon company performance over a three-year period ending December 31, 2015. For the 2013-2015 performance period the Compensation Committee determined to continue to measure company performance based on two factors, each of which is weighted 50%: (i) company TSR, relative to the median TSR of six forest product companies and (ii) the company's TSR percentile ranking relative to all companies within the S&P Midcap 400 Index. The following table sets forth the relative TSR performance scale and the corresponding number of shares earned as a percentage of the weighted targets that were set by the Committee. The percentage of performance shares earned is the sum of the percentage multiple in each column divided by two.

POTLATCH CORPORATION TSR COMPARISON

Median TSR of Six Forest Products Companies	Percent of Shares Issued	TSR Percentile Ranking S&P Midcap 400 Index	Percent of Shares Issued
(weighted 50%)		(weighted 50%)
Below Threshold	—%	Below Threshold	—%
Threshold (Median - 5%)	25%	Threshold (33rd percentile)	25%
Target (Median)	100%	Target (50th percentile)	100%
Maximum (Median + 10%)	200%	Maximum (85th percentile)	200%

The number of performance shares earned for each factor proportionately increases or decreases between threshold and target levels for the factor and between target and maximum levels for the factor. The Committee continues to believe that no performance shares should be earned with respect to a performance factor for performance below the applicable threshold performance level.

Based on a probability analysis performed by Mercer at the time the Committee was evaluating the 50% - 50% weighted approach to performance share TSR measurement, the probable outcome of a maximum payout was estimated to occur approximately 3% of the time and the probable outcome of no payout was estimated to occur approximately 19% of the time.

Adjustments to Performance Share Awards The Compensation Committee reserves the right to reduce or eliminate any performance share award to an executive, or to all executives as a group for any reason. The Committee did not exercise this authority for 2013.

Peer Group As a specialized REIT, we consider our peer companies for purposes of TSR comparisons to consist of “pure play” timber REITs and other forest product companies. The six forest product companies used for benchmarking our TSR in 2011, 2012 and 2013 are as follows:

Company	Annual Revenue($)(1)	Market Capitalization($)(2)	GICS Sub Industry
Weyerhaeuser	8,529	17,090	Specialized REITs
Universal Forest Products	2,470	1,100	Building Products
Rayonier	1,708	5,870	Specialized REITs
Plum Creek Timber	1,340	7,610	Specialized REITs
Deltic Timber	200	785	Forest Products
St. Joe	131	1,750	Real Estate Mgmt. & Dev.
Potlatch Corporation	570	1,590	Specialized REITs

(1) In millions, for the 2013 fiscal year, based on publicly available information.
(2) In billions as of March 3, 2014.

As the number of publicly-traded forest products companies has declined, we supplemented our peer group with the S&P Midcap 400 Index in 2011, 2012 and 2013 (weighted 50-50 with the forest product companies) in order to provide a broader measure of performance for comparison purposes and to offset any volatility in the stock prices of the six forest product companies.

Summary Comparison of 2013 Target and Actual Compensation
The following table shows the target and the actual amounts for salary and annual and long-term incentive awards for our named executive officers, along with the 2013 percentage of total direct compensation represented by the amount of each component (i.e., the mix of pay).

	TARGET 2013 TOTAL DIRECT COMPENSATION(1)			ACTUAL 2013 TOTAL DIRECT COMPENSATION(1)
Name	Salary($)(3)(% of Total)	Target annual incentive award(cash)($)(% of Total)	Guideline long-term incentive grant value (equity) ($)(2) (% of Total)	Salary($)(3)(% of Total)	Actual annual incentive award(cash)($) (% of Total)	Actual long-term incentive grant value(equity)($)(4) (% of Total)
Michael J. Covey	752,000	752,000	1,504,900	744,889	1,000,000	1,504,900
	25%	25%	50%	22.9%	30.8%	46.3%
Eric J. Cremers	500,000	350,000	557,500	490,577	700,000	557,500
	35.5%	24.9%	39.6%	28.1%	40%	31.9%
Jerald W. Richards	325,000	162,500	321,600	96,250	108,300	—
	40.2%	20.1%	39.7%	47.1%	52.9%	—
William R. DeReu	216,340	86,536	140,200	215,129	173,100	140,200
	48.8%	19.5%	31.6%	40.7%	32.8%	26.5%
Lorrie D. Scott	275,100	123,795	210,100	272,677	247,600	210,100
	45.2%	20.3%	34.5%	37.3%	33.9%	28.8%
Thomas J. Temple	285,380	128,421	210,100	283,783	250,100	210,100
	45.7%	20.6%	33.7%	38.1%	33.6%	28.2%

(1) Total direct compensation is the sum of base salary, annual cash incentives and long-term equity incentives.

(2) These amounts represent the dollar value of the 2013 long-term equity incentive guideline. Mr. Richards was not employed by the company in February, 2013 and therefore was not eligible for a long-term incentive grant for 2013.

(3) This column includes salary paid for the full or partial year the employee worked. Actual salary reflects 4 months in position for Mr. Richards. Actual salaries differ from target due to timing of merit increase fulfillment.

(4) These amounts represent the dollar value of the actual restricted stock unit award granted in February, 2013, and performance shares granted in February, 2013 for the performance period 2013-2015, in each case computed by multiplying the guideline value by the individual performance modifier. No grant was made for Mr. Richards as he was hired after the grant date. Such amounts may or may not be paid out depending on the company's performance or the executive's continued employment, as applicable, over the three-year vesting and performance period. See "2013 Long-Term Equity Incentive Awards" for a description of performance measures and threshold, target and maximum goals for performance share awards.

Other Elements of the Executive Compensation Program
We do not provide perquisites or other personal benefits to our named executive officers, such as aircraft for personal use, paid parking spaces, or company cars, with the exception of payment of insurance premiums for accidental death and dismemberment insurance. The company reimburses named executive officers for certain relocation expenses pursuant to a relocation program that is the same for all salaried employees. Pursuant to the company's relocation program, reimbursement of the employee's loss on sale of his or her home is capped and the relocating employee's home is only purchased if not sold within 90 days and then only at a purchase price equal to the average of two independent appraisals of fair market value. Our health care and other medical insurance programs, as well as our 401(k) Plan, are the same for all salaried employees, including officers.

Salaried Retirement Plan Our Salaried Retirement Plan provides a pension to our salaried and certain other eligible employees who were participants in the plan before January 1, 2011, including our named executive officers. We believe this plan is competitive with our peers and is intended to provide a source of income for our salaried and certain other eligible employees following retirement. This plan is discussed in detail on page 42. Effective January 1, 2011 our Salaried Retirement Plan was closed to new entrants.

Supplemental Plan II Our Salaried Supplemental Benefit Plan II (Supplemental Plan) provides retirement benefits to our eligible salaried employees including our named executive officers, based upon the benefit formula of our Salaried Retirement Plan and our Salaried 401(k) Plan but without regard to the IRS compensation and benefit limitations applicable to these tax-qualified plans. We believe this plan is competitive with our peers and companies of comparable size, and is intended to provide a retirement benefit commensurate with participant compensation, as we do for other employees. This plan is discussed in detail on pages 42 to 43.

401(k) Plans  Our Salaried 401(k) Plan permits our salaried and certain other eligible employees, including our named executive officers, to make voluntary pre-tax and after-tax contributions to the plan, subject to applicable tax limitations. We match $0.70 for every $1.00 that a participant contributes to our Salaried 401(k) Plan, up to the first 6% of his or her eligible compensation, subject to applicable tax limitations. Eligible employees who elect to participate in the plan are 100% vested in the matching contributions upon completion of two years of service. In connection with the closure of our Salaried Retirement Plan to new employees, we amended our Salaried 401(k) Plan to provide for annual company contributions equal to 3% of eligible compensation for employees hired after January 1, 2011 in addition to the company match.

Health and Welfare Benefits  All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance and life insurance.

Post-Termination Severance Benefits The company maintains a severance program that provides severance benefits to our named executive officers and certain other officers and executive employees. Benefits are payable under the severance program both in connection with a termination of the executive officer's employment with us and in connection with a separation of employment following a change in control. The Committee believes the severance program is competitive with those of our peer companies and serves our recruitment and retention efforts. The section entitled "Potential Payments Upon Termination or Termination Following a Change in Control" provides additional information regarding the severance program and the estimated potential incremental benefits under the program for the named executive officers.

Officer Stock Ownership Guidelines
In the interest of promoting and increasing equity ownership by our senior executives and to further align our executives' long-term interests with those of our stockholders, we have adopted the following stock ownership guidelines:

Chief Executive Officer	Value of Shares = 5 x Base Salary
President and Chief Operating Officer	Value of Shares = 5 x Base Salary
Chief Financial Officer	Value of Shares = 2 x Base Salary
Vice President	Value of Shares = 2 x Base Salary
Each executive must acquire by December 31, 2012, or within five years of his or her becoming an executive officer subject to the stock ownership guidelines, a minimum number of shares based on the applicable value shown above. To meet the requirements, an executive must increase his or her stock holdings each year by at least 20% of the required amount until the minimum number is acquired. Shares held in a brokerage account, an account with our transfer agent or in our 401(k) Plan, common stock units owned as a result of deferred awards paid under our annual incentive program and any vested restricted stock units all count towards the ownership requirement. Shares subject to unexercised stock options, unvested restricted stock units or unearned performance shares, however, do not count toward the ownership guidelines. If an executive does not meet the incremental stock ownership requirement in any of the five years, or the ownership requirement is not maintained after it is initially met, incentive awards made to the executive under our annual incentive program will be paid 50% in cash and 50% in stock, and any shares issued upon settlement of performance share awards must be retained to the extent necessary to meet the stock ownership guidelines.
As of December 31, 2013 all of our named executive officers met their incremental stock ownership requirements. See “Security Ownership of Certain Beneficial Owners and Management.”
A copy of our officers' stock ownership guidelines is available by going to our public web site at www.potlatchcorp.com, and selecting “Investor Resources,” then “Corporate Governance,” and “Officer Stock Ownership Guidelines."
Prohibition on Hedging and Pledging
The company's insider trading policy prohibits directors, officers and employees from speculating in company securities or engaging in transactions designed to hedge their ownership interests. The policy also prohibits directors and executive officers from pledging company securities except under limited circumstances and with the approval of the Compensation Committee.
A copy of our insider trading policy is available by going to our public web site at www.potlatchcorp.com, and selecting “Investor Resources,” then “Corporate Governance,” and “Securities Law Compliance and Insider Trading Policy.”
Recovery of Incentive Compensation

In 2009, the Compensation Committee approved a “clawback” policy, which was amended and restated on February 13, 2014. The policy provides that all incentive awards granted to executive officers after December 31, 2009 will provide our Board of Directors the discretion to require that the executive officer reimburse the company if:

•	payment was predicated upon the achievement of specific financial results that were subsequently the subject of a material financial restatement;

•	in the Board's view, a company employee engaged in fraud or misconduct that caused or partially caused the need for such material financial restatement by the company; and

•	lower payment, settlement, grant or vesting would have occurred based upon the restated financial results.
The amount to be reimbursed is the amount by which any incentive awards previously paid, settled, granted or vested on the basis of previously stated financial results within the two year period preceding the date of disclosure of the material financial restatement, exceeded the lower amounts that would have been paid, settled, granted or vested based on the restated financial results. We expect to modify the policy upon the issuance of final regulations by the SEC under the applicable provisions of the Dodd-Frank Act.

A copy of our Incentive Compensation Recovery Policy is available by going to our public web site at www.potlatchcorp.com, and selecting “Investor Resources,” then “Corporate Governance,” and “Incentive Compensation Recovery Policy.”

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, (the “Code”) generally disallows an income tax deduction to public companies for annual compensation in excess of $1 million paid to our principal executive officer and the three other most highly compensated named executive officers (excluding the principal financial officer). Compensation that qualifies as “performance-based” is excluded for purposes of calculating the amount of compensation subject to the $1 million limit. While the Compensation Committee considers the effect of this rule in developing and implementing our compensation program, in order to preserve the Committee's flexibility to adjust incentives for individual performance, we have not adopted a policy that all compensation must qualify as “performance-based” under Section 162(m). The company intends annual cash incentive compensation awards and performance share awards issued pursuant to stockholder-approved plans to qualify as "performance-based" compensation under Section 162(m).

REPORT OF THE EXECUTIVE COMPENSATION AND PERSONNEL POLICIES COMMITTEE
The Executive Compensation and Personnel Policies Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our 2013 Annual Report on Form 10-K.

The Committee Members

Lawrence S. Peiros, Chair
Charles P. Grenier
Jerome C. Knoll
Gregory L. Quesnel
John S. Moody

Ruth Ann M. Gillis served on our Executive Compensation and Personnel Policies Committee until her retirement from the Board at our annual meeting of stockholders on May 6, 2013.

EXECUTIVE COMPENSATION TABLES
2013 Compensation
2013 Summary Compensation Table
The table below sets forth information regarding the compensation for each of our named executive officers for the years 2013, 2012 and 2011. The information contained in the Summary Compensation Table should be viewed together with the “2013 Grants of Plan-Based Awards” table, which includes target levels for annual incentive awards and long-term performance share awards, to obtain the most accurate representation of annual and long-term incentive compensation elements and the total compensation provided to our named executive officers.

Name and Principal Position	Year	Salary($)(1)	Bonus($)(2)	Stock Awards($)(3)	Non-Equity Incentive Plan Compensation($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)(5)	All Other Compensation($)(6)	Total($)
Michael J. Covey	2013	744,889	—	2,338,555	1,000,000	(432,370)	73,479	3,724,553
Chairman and	2012	715,020	—	1,090,886	1,001,000	964,025	60,003	3,830,934
Chief Executive Officer	2011	736,471	—	1,693,627	715,000	829,210	78,962	4,053,270

Eric J. Cremers	2013	490,577	—	866,364	700,000	54,506	39,656	2,151,103
President and	2012	442,558	—	368,280	450,000	199,023	37,779	1,497,640
Chief Operating Officer	2011	423,639	—	478,302	450,000	120,894	36,895	1,509,730

Jerald W. Richards	2013	96,250	26,940	—	108,300	—	128,734 (7)	360,224
Vice President and	2012	—	—	—	—	—	—	—
Chief Financial Officer	2011	—	—	—	—	—	—	—

William R. DeReu	2013	215,129	—	202,683	173,100	(7,945)	14,437	597,404
Vice President,	2012	208,119	—	167,400	125,000	85,536	13,748	599,803
Real Estate and Minnesota Resource	2011	206,041	—	208,168	140,300	61,512	16,764	632,785

Lorrie D. Scott	2013	272,677	—	303,745	247,600	69,458	21,529	915,009
Vice President,	2012	260,100	—	211,594	236,300	97,692	20,875	826,561
General Counsel and Corporate Secretary	2011	253,770	25,000	312,506	232,200	54,211	236,960 (8)	1,114,647

Thomas J. Temple	2013	283,783	—	303,745	250,100	59,000	23,787	920,415
Vice President,	2012	274,537	—	211,594	249,400	92,089	18,045	845,665
Wood Products and Arkansas Resource	2011	271,796	—	312,506	152,900	74,042	20,119	831,363
(1) This column includes salary paid for the full or partial year the employee worked. Pay cycles changed from semi-monthly to biweekly in August 2010, so the last two weeks of salary in 2010 was paid in January 2011. 2011 salary includes lump sum bonuses in lieu of base salary increases of $21,451 for Mr. Covey, $12,339 for Mr. Cremers, $6,001 for Mr. DeReu, $3,750 for Ms. Scott, and $7,916 for Mr. Temple.
(2) Mr. Richards received a moving bonus of $26,940 in 2013. Ms Scott received a hiring bonus of $25,000 in 2011.

(3) This column shows the aggregate grant date fair value, computed in accordance with FASB Topic 718, but excluding the effect of any estimated forfeitures, of performance shares (at target) and restricted stock units granted in 2011, 2012 and 2013. In accordance with FASB Topic 718, the grant date fair value reported for all restricted stock units was computed by multiplying the number of shares subject to the restricted stock unit award by the closing price of our stock on the grant date. The grant date fair values reported for performance shares were based upon the probable outcome of the TSR condition, which amounts were determined consistent with the estimate of the aggregate compensation cost to be recognized over the performance period determined as of the grant date under FASB Topic 718, excluding the effect of estimated forfeitures. The estimate of the aggregate compensation cost to be recognized over the performance period was determined by using a Monte Carlo simulation model, yielding a value of $62.78 per share for the 2013 grant, $34.24 per share for the 2012 grant and $55.84 per share for the 2011 grant. The assumptions made in connection with this estimate are discussed in Note 16 to our Financial Statements included in our 2013 Form 10-K.
(4) This column includes the cash awards under our annual incentive plan. Annual awards relating to performance in 2013 were paid in 2014 unless deferred under our Management Deferred Compensation Plan.
(5) Amounts shown represent the aggregate annual change in the actuarial present value of accumulated pension benefits under all of our defined benefit and actuarial plans. No portion of the amounts shown in this column is attributable to above market or preferential earnings on deferred compensation.
(6) 2013 amounts shown include 401(k) company match of $10,710 for Mr. Covey, $10,710 for Mr. Cremers, $6,887 for Mr. Richards, $10,710 for Mr. DeReu, $10,710 for Ms. Scott, and $10,710 for Mr. Temple, allocations under the 401(k) Plan Supplemental Benefit portion of our Salaried Supplemental Benefit Plan II ($62,617 for Mr. Covey, $28,794 for Mr. Cremers, $ 3,575 for Mr. DeReu, $10,667 for Ms. Scott, and $12,925 for Mr. Temple), and premiums paid for life and accidental death and dismemberment insurance.
(7) The amount shown for Mr. Richards in 2013 also includes the following payments and reimbursements made pursuant to our salaried employee relocation program: (i) $23,939 of relocation expenses, (ii) a tax gross-up of $8,191 relating to reimbursed amounts includible in gross income, (iii) a $25,000 home sale incentive payment, and (iv) $64,717 in aggregate incremental costs paid by the company in connection with the sale of Mr. Richards home.
(8) The amount shown for Ms. Scott in 2011 also includes the following payments and reimbursements made pursuant to our salaried employee relocation program: (i) $11,777 of relocation expenses, (ii) a tax gross-up of $6,189 relating to reimbursed amounts includible in gross income, and (iii) $203,268 in aggregate incremental costs paid by the company in connection with the purchase of Ms. Scott's home and the amount received by the company on the subsequent sale of the house.

Grants of Plan-Based Awards for 2013
The table below provides information regarding 2013 grants of annual and long-term incentive awards for the named executive officers, including the range of estimated possible payouts under our annual incentive plan and estimated future payouts under our performance share program and the grant date fair value of restricted stock units. The following table excludes any dividend equivalents that may become payable with respect to the awards.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)(5)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)(#)	Grant Date Fair Value($)(4)
		Threshold($)	Target($)	Maximum($)	Threshold(#)	Target(#)	Maximum(#)
Michael J. Covey	2/14/2013				9,313	37,250	74,500		2,338,555
	2/14/2013	94,000	752,000	3,008,000
Eric J. Cremers	2/14/2013				3,450	13,800	27,600		866,364
	2/14/2013	43,750	350,000	1,400,000
Jerald W. Richards	8/29/2013							4,000	160,040
	8/29/2013	6,771	54,167	216,667
William R. DeReu	2/14/2013				651	2,602	5,204		163,354
	2/14/2013							868	39,329
	2/14/2013	10,817	86,536	346,144
Lorrie D. Scott	2/14/2013				975	3,900	7,800		244,842
	2/14/2013							1,300	58,903
	2/14/2013	15,747	123,795	495,180
Thomas J. Temple	2/14/2013				975	3,900	7,800		244,842
	2/14/2013							1,300	58,903
	2/14/2013	16,053	128,421	513,684

(1) Actual amounts paid under our annual incentive plan for performance in 2013 were paid in February 2014 (unless deferred under our Management Deferred Compensation Plan), and are reflected in the 2013 Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.” Awards granted under our annual incentive plan ranges from zero to 2.0 times target, based on performance for the year. The amounts shown are for target performance. To show the lowest and highest awards available, the amounts shown for threshold assume 0.5 times target and those for maximum assume 2.0 times target. The annual incentive plan is described in "Compensation Discussion and Analysis" on pages 28 to 30.
(2) Amounts shown represent the threshold, target and maximum performance shares for the 2013-2015 performance period. Performance shares are granted at target performance level. The performance share program is described in "Compensation Discussion and Analysis" on pages 31 and 32.
(3) This column includes Restricted Stock Units (RSUs) granted in 2013 that vest on December 31 immediately preceding the third anniversary of the grant date unless the officer's employment with the company is terminated for any reason other than death, disability or retirement or in connection with a Change in Control. See "Potential Payments upon Termination or Termination Following a Change in Control." Mr. Richards was granted an RSU award of 4,000 shares with a date of grant based on his hire date.
(4) The grant fair value of the restricted stock units has been calculated using the closing price of our common stock on the grant date (February 14, 2013) of $45.31. The grant date fair value of the performance shares awards has been calculated based on the probable outcomes of the TSR condition as of the grant date, consistent with FASB topic 718, yielding a value of $62.78 per performance share. Mr. Richards grant date fair value was determined using the closing price of our common stock on the grant of August 29, 2013 of $ 40.01.

(5) Mr. Richards joined the company on August 29, 2013. Under the terms of our annual incentive plan he is entitled to receive a proportionate amount under the plan based upon the number of months of service in 2013.

Current Equity Holdings
2013 Outstanding Equity Awards at Fiscal Year-End
The table below sets forth information regarding the outstanding unvested or unearned stock awards held by the named executive officers as of December 31, 2013. The market value of unvested stock awards is based on the closing stock price of company common stock of $41.74 on December 31, 2013, the last trading day of the year.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested(#)(1)	Market Value of Shares or Units of Stock That Have Not Vested($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)(4)
Michael J. Covey
Performance Share Grant (2012-2014)			68,130	2,843,746
Performance Share Grant (2013-2015)			76,800	3,205,632
Eric J. Cremers
Performance Share Grant (2012-2014)			17,642	736,377
Performance Share Grant (2013-2015)			28,452	1,187,586
RSU Grant (2012-2014) (5)	2,940	122,716
Jerald W. Richards
RSU Grant (2013) (7)	4,065	169,673
William R. DeReu
Performance Share Grant (2012-2014)			8,020	334,755
Performance Share Grant (2013-2015)			5,364	223,893
RSU Grant (2012-2014) (5)	1,337	55,806
RSU Grant (2013-2015) (6)	894	37,316
Lorrie D. Scott
Performance Share Grant (2012-2014)			10,136	423,077
Performance Share Grant (2013-2015)			8,040	335,590
RSU Grant (2012-2014) (5)	1,689	70,499
RSU Grant (2013-2015) (6)	1,340	55,932
Thomas J. Temple
Performance Share Grant (2012-2014)			10,136	423,077
Performance Share Grant (2013-2015)			8,040	335,590
RSU Grant (2012-2014) (5)	1,689	70,499
RSU Grant (2013-2015) (6)	1,340	55,932
(1) Number of restricted stock units granted, plus dividend equivalents through December 31, 2013. Dividend equivalents were calculated using the closing price of our common stock on the dividend payment dates.
(2) Value of restricted stock units calculated using the $41.74 per share closing price of our common stock on December 31, 2013.
(3) This column shows performance shares granted, plus dividend equivalents accrued through December 31, 2013. Dividend equivalents were calculated using the closing price of our common stock on the dividend payment date. The award grants for the 2012-2014 and 2013-2015 performance periods are shown at 200% of the target grant based on actual company performance at or above target from the start of the performance periods that end on December 31, 2014 and December 31, 2015 respectively, the actual number of shares that could be issued upon settlement of these awards may be less than the amounts shown in the table.

(4) Value of performance shares calculated using the $41.74 per share closing price of our common stock on December 31, 2013.
(5) 100% of the shares listed will vest on December 31, 2014.
(6) 100% of the shares listed will vest on December 31, 2015.
(7) 100% of the shares listed will vest on August 29, 2016.

2013 Stock Vested Table
For the year 2013, the table below provides, for each of our named executive officers, the number of stock awards vested and the value realized due to the vesting.

	Stock Awards
Name	Number of Shares Acquired on Vesting(#)(1)	Value Realized on Vesting($)(2)
Michael J. Covey	25,898	1,029,714
Eric J. Cremers	8,541	339,610
Jerald W. Richards	—	—
DeReu, William R	3,717	147,794
Lorrie D. Scott	6,267	249,549
Thomas J. Temple	5,580	221,878

(1) Except for Mr. Richards, this column shows the gross number of performance shares earned for the performance period 2011-2013, plus dividends accrued during the performance period. During the performance period, the company's annualized TSR for the 2011-2013 performance period was 11.4%, which ranked the company 0.03% below the median performance of the company's forest products industry peers during the performance period, and the company’s aggregate TSR for the 2011-2013 performance period was 38.3%, which ranked the company at 39.3% compared to the S&P Midcap 400 Index Companies, resulting in a multiplier of 75.7% being applied to the target grant of performance shares. The Compensation Committee approved settlement of these performance shares in February 2014 and actual settlement occurred in the same month, which included withholding for tax purposes and the resulting receipt of fewer shares by each named executive officer than shown in the table. Additionally, this column includes restricted stock units that vested in 2013 plus dividends accrued during the vesting period. Except for an award of 831 restricted stock units to Ms. Scott that was settled in July 2013, these vested restricted stock units plus dividend equivalents were settled in February 2014. Mr. Richards joined the company in August 2013 and therefore did not receive a performance share grant in 2013.
(2) The value of the performance shares was calculated using the $39.76 per share closing price of company common stock on February 13, 2014 (the date the Compensation Committee approved payment of the awards). The dividend equivalents were calculated using the closing stock price on the dividend payment dates. Restricted stock units are calculated using the market value of the underlying shares on the vesting date, including the market value of any dividend equivalents that have accrued on the underlying shares as of the vesting date. Dividend equivalents for restricted stock units are calculated using the closing price of our common stock on the dividend payment dates.

Post-Employment Compensation
2013 Pension Benefits Table
The table below shows the actuarial present value of each named executive officer's accumulated benefit payable on retirement under our tax-qualified Salaried Retirement Plan, or Retirement Plan, and under the Retirement Plan Supplemental Benefit portion of our non-qualified Salaried Supplemental Benefit Plan II, or Supplemental Plan. Effective January 1, 2011, the company closed the Retirement Plan and the Supplemental Plan to employees hired on or after that date.

Name	Plan Name	Number of years credited service(#)	Present value of accumulated benefit($)(2)	Payments during last fiscal year($)
Michael J. Covey	Supplemental Plan II	7.90	3,299,313	—
	Salaried Plan	7.90	251,449	—
Eric J. Cremers	Supplemental Plan II	6.46	380,762	—
	Salaried Plan	6.46	153,886	—
Jerald W. Richards (1)	Supplemental Plan II	—	—	—
	Salaried Plan	—	—	—
William R. DeReu	Supplemental Plan II	7.63	65,275	—
	Salaried Plan	7.63	157,855	—
Lorrie D. Scott	Supplemental Plan II	3.49	127,355	—
	Salaried Plan	3.49	107,712	—
Thomas J. Temple	Supplemental Plan II	5.16	121,040	—
	Salaried Plan	5.16	173,350	—

(1) Mr. Richards joined the company on August 29, 2013 and therefore does not participate in the Salaried Retirement Plan.

(2) The present value of accumulated benefits was computed by Milliman, Inc., the company's pension actuary, utilizing the following assumptions:

Discount rate of 5.1%;
Zero percent future salary growth;
Normal retirement age of 62 or current age, if greater (age 55 is assumed for Mr. Covey under the Supplemental Plan);
Service as of the fiscal year-end;
RP2000 Mortality with projection to 2021 for 2013; and
IRS limitations and Social Security covered compensation as of the measurement date.

Summary of Plan Benefits   Salaried and other eligible employees (including the named executive officers) generally are eligible to receive retirement benefits under the Retirement Plan. For purposes of calculating the Retirement Plan benefit, earnings generally include base salary and annual cash bonus awards or annual cash incentive awards, whichever is higher. Benefits paid under the Retirement Plan are calculated as follows:

Benefit	Benefit Available If:	Benefit Amount
Normal Retirement	Employment with company terminates after eligible employee attains age 65
Normal monthly benefit calculation Final average monthly earnings (highest consecutive 60 months of final 120 months earnings divided by 60) Multiplied by 1%. Multiplied by years of credited service Plus Portion of final average monthly earnings that exceeds the Social Security Benefit Based Multiplied by 1/2% Multiplied by years of credited service up to 35

Early Retirement	Employment with company terminates after eligible employee turns 55 and has ten or more years of vesting service	Calculate the monthly normal retirement benefit (as described above), then reduce that amount by 1/12 of 5% (5% per year) for each month the retirement age is less than age 62
Required survivor benefits are paid under the Retirement Plan. Benefits generally are paid in the form of a life annuity. Alternate annuity forms of payment are available subject to the actuarial equivalence factors used for all salaried employees in the Retirement Plan.
The benefits payable under the Retirement Plan and our Salaried 401(k) Plan, or the 401(k) Plan, are supplemented by benefits paid under the Supplemental Plan for certain salaried and other eligible employees (including the named executive officers). Benefits paid under the Supplemental Plan are calculated in accordance with the normal retirement benefit formula or early retirement formula described in the table above with respect to the Retirement Plan, taking into account the benefit that would have been paid under the Retirement Plan if:

•	the limitations imposed by the Internal Revenue Code on maximum eligible annual earnings ($255,000 in 2013) and maximum annual retirement benefits ($205,000 in 2013) did not apply; and

•	any deferred bonus awards were paid to the eligible employee in the year deferred.
From this sum, the benefit paid under the Retirement Plan is subtracted to determine the benefit paid under the Supplemental Plan.
For example, in 2013, the maximum compensation allowed under the Retirement Plan was $255,000. For an executive earning $300,000 in 2013, the Retirement Plan uses compensation of $255,000 in the benefit formula, while the Supplemental Plan uses the full $300,000, producing a higher total benefit value.
Eligible employees become vested in this Supplemental Plan on the completion of five years of vesting service. Benefits paid under the Supplemental Plan are paid beginning no later than 90 days after the date the eligible employee turns 55 or terminates employment, whichever is later and, at the eligible employee's election, in one of the annuity forms available under the Retirement Plan except benefits with total actuarial present value of $50,000 or less are paid in a lump sum.
Mr. Covey, under a letter agreement with the company, is entitled under the Supplemental Plan to a minimum benefit of $26,800 per month payable upon his retirement on or after age 55. This benefit will be offset by the accumulated value of defined benefit retirement plan benefits paid by Mr. Covey's prior employer, and by pension benefits otherwise payable from our benefit plans. Because of this special benefit, Mr. Covey's retirement age for purposes of the calculations in the Pension Table for the Supplemental Plan was assumed to be age 55. If Mr. Covey continues to work beyond age 55, the value of this minimum benefit under Mr. Covey's letter agreement declines year by year as the value of his normal company benefits increase. The purpose of the special minimum benefit provision is to provide Mr. Covey a retirement benefit at age 55 not less than his projected benefit at age 55 from his prior employer.
Ms. Scott is currently eligible for early retirement under the Retirement Plan and the Supplemental Plan. In connection with the hiring of Ms. Scott, a special provision under the Supplemental Plan provides for full vesting and full eligibility for benefits that would normally require her to have a minimum number of years under the Supplemental Plan, Retirement Plan and 401(k) Plan. Pursuant to this provision, Ms. Scott began accruing nonforfeitable benefits as if she were fully vested under company plans immediately upon joining us and was placed in a similar vesting position to what she would have been in had she remained with her previous employer. No other benefit enhancement is provided to Ms. Scott under the Supplemental Plan, the Retirement Plan and 401(k) Plan.
2013 Nonqualified Deferred Compensation Table
The table below shows the fiscal year contributions made by and on behalf of each of the named executive officers under the 401(k) Plan Supplemental Benefit portion of the Supplemental Plan, as well as amounts deferred during the fiscal year under our Management Deferred Compensation Plan. The amounts shown for aggregate earnings, aggregate withdrawals/distributions and aggregate balance include all such amounts for these plans as well as the Supplemental Plan and certain other predecessor deferred compensation plans in which the named executive officer participates.

Name	Executive Contributions in Last FY($)	Registrant Contributions in Last FY($)(1)	Aggregate Earnings in Last FY($)(2)	Aggregate Withdrawals/Distributions($)	Aggregate Balance at Last FYE (12/31/13)($)(3)
Michael J. Covey		62,617	312,230	—	4,441,021
Eric J. Cremers		28,794	37,297	—	196,200
Jerald W. Richards		—	—	—	—
William R. DeReu	35,845	3,575	25,281	—	132,181
Lorrie D. Scott		10,667	330	—	25,951
Thomas J. Temple		12,925	8,883	—	45,217

(1)	Amounts shown in the Registrant Contributions column above are also included in the “All Other Compensation” column in the 2013 Summary Compensation Table.

(2)	None of the Aggregate Earnings reported in this table are included in the 2013 Summary Compensation Table for the 2013 fiscal year, because they do not represent above-market or preferential earnings.

(3)
The following amounts of registrant contributions in 2012 and 2011 included in the Aggregate Balance column above have been reported as compensation to the named executive officers in the Summary Compensation Tables for 2012 and 2011:

Name	2012	2011
Michael J. Covey	49,561	67,942
Eric J. Cremers	26,987	26,786
Jerald W. Richards	—	—
William R. DeReu	4,134	5,601
Lorrie D. Scott	10,177	4,568
Thomas J. Temple	7,458	9,525
In addition to the retirement benefits described above, the Supplemental Plan also provides supplemental benefits under the 401(k) Plan for eligible employees hired prior to January 1, 2011 to the extent that an eligible employee has made the maximum contributions permitted under the 401(k) Plan and the eligible employee's allocations of “company contributions” are reduced under the 401(k) Plan due to Internal Revenue Code limits or because the eligible employee has deferred an award under our annual incentive plan. For years after 2004, eligible employees are credited with contributions under the Supplemental Plan equal to the difference between the amount of company contributions and allocable forfeitures actually allocated to the eligible employee under the 401(k) Plan for the year and the amount of company contributions and allocable forfeitures that would have been allocated to the eligible employee under the 401(k) Plan if the eligible employee had made “participating contributions” equal to 6% percent of his or her earnings determined without regard to the Internal Revenue Code limit on maximum eligible compensation ($255,000 in 2013) and without regard to deferral of any award otherwise payable under our annual incentive plan. Amounts credited to the Supplemental Plan on behalf of eligible employees are deemed to be invested in certain investments allowed under the 401(k) Plan.
Eligible employees become vested in this supplemental benefit upon the earliest of completion of two years of service, attainment of age 65 while an employee, or total and permanent disability. The supplemental benefits are paid in 10 or fewer annual installments or in a lump sum, at the eligible employee's election, following separation from service. Benefit payments made under the Supplemental Plan to “key employees,” as defined under the Internal Revenue Code, will be delayed for a minimum of six months following their separation date. Account balances that are equal to less than the annual 401(k) contribution limit ($17,500 in 2013) on the date the eligible employee separates from service are paid in a lump sum without regard to the employee's election.
Certain eligible employees, including the named executive officers, who earn awards under our annual incentive plan are permitted to defer receipt of those awards. These employees may defer receipt of a minimum of 50% and a maximum of 100% of the award pursuant to rules established under our Management Deferred Compensation Plan. Eligible employees, including the named executive officers, may also defer up to 50% of their base salary under the Management Deferred Compensation Plan. At the employee's election, deferrals may be deemed invested in a stock unit account, a directed investment account with certain deemed investments available under the 401(k) Plan, or a combination of these investment vehicles. If stock units are elected, dividend equivalents are credited to the units.
At the time of his hiring, Mr. Covey received a grant of restricted stock units to replace the value of certain earned incentives that would have been available to him from his former employer. Pursuant to the terms of this grant, which vested in 2009, Mr. Covey elected to defer receipt of 44,818 shares. He was allocated 44,818 stock units in a deferral account maintained by us. The stock units are credited with dividend equivalents and will be settled in shares of company common stock upon his termination of employment.
Potential Payments Upon Termination or Termination Following a Change in Control
Severance Program for Executive Employees    The Severance Program for Executive Employees, or Severance Program, provides severance benefits to our named executive officers and certain other officers and certain executive employees. Benefits are payable under the Severance Program both in connection with a termination of the executive officer's employment with us and in connection with a separation of employment following a change in control.
Termination Other Than in Connection with Change in Control, Retirement, Death or Disability    The following table sets forth the severance benefits payable to each of our named executive officers under the Severance Program if the named executive officer's employment is terminated in the circumstances described below. No benefits are payable if the termination of service is voluntary or for cause, and a separate set of provisions apply when termination is a result of retirement, death or disability. The following table assumes the termination of employment occurred on December 31, 2013.

Name	Cash Severance Benefit($)(1)	Pro-Rata Annual Bonus($)(2)	Value of Equity Acceleration($)(3)	Benefit Continuation($)(4)	Total($)
Michael J. Covey	752,000	—	—	14,302	766,302
Eric J. Cremers	500,000	—	—	14,302	514,302
Jerald W. Richards	325,000	—	—	14,302	339,302
William R. DeReu	216,340	—	—	14,302	230,642
Lorrie D. Scott	275,100	—	—	9,750	284,850
Thomas J. Temple	285,380	—	—	14,302	299,682

(1) The executive officers receive severance benefits pursuant to the Severance Program
(2) Under the Annual Incentive Plan, if the executive is not employed by the company on the date of the award payout (February 2014), for reasons other than death, disability or retirement the annual incentive plan award payout is forfeited.
(3) Unvested performance shares and restricted stock units will be forfeited outside of a change in control, death, disability or retirement termination.
(4) The executive officers receive a lump sum cash benefit in consideration of future health needs pursuant to the Severance Program.

Under the Severance Program, basic severance benefits generally are payable to each eligible employee when his or her employment terminates in the following circumstances:

•	involuntary termination of the employee's employment for any reason other than death, disability or misconduct;

•
the subsidiary employing the employee ceases to be a participating company in the Severance Program due to a sale to a third party or a spin-off of the subsidiary, in a transaction that is also a change in ownership or effective control of Potlatch Corporation or a change in ownership of a substantial portion of Potlatch Corporation's assets (but no benefits are payable if the employee continues employment with or is offered the same or better employment terms by the purchaser or spun-off company, and the purchaser or spun-off company maintains a severance plan that is equivalent in all material respects to the Severance Program); or

•	separation from service by the employee within 24 months

▪	of a material reduction in his or her authority or responsibility,

▪	of a material reduction in his or her base salary,

▪	of being required to relocate his or her principal place of business to a place that is 50 miles or more from the prior principal place of business, or

▪
of a material reduction in his or her benefits under cash or equity-based incentive plans, as compared to all other similarly situated employees unless the reduction applies to all similarly situated employees.

Upon the occurrence of any of the events described above, (which expressly excludes a termination by the employee outside of the reasons noted above) the following basic severance benefits are payable to the named executive officers:

•	Cash Severance Payment A cash payment equal to three weeks of the executive officer's base compensation for each full year of service. The minimum cash benefit is twelve months of base compensation.

•	Unused and Accrued Vacation Payment of the executive officer's unused and accrued vacation.

•	Benefits Payment A cash benefit in consideration of future health care needs (i.e., medical and dental) in an amount equal to the total monthly premium for such coverage times 12.

•	Outplacement Services Reimbursement for up to 12 months of expenses incurred for outplacement services.
Termination of an employee's employment (for reasons other than in connection with a change in control or upon death, disability or retirement) will result in the automatic termination of any unvested performance shares and restricted stock units.
No basic severance benefits are payable under the Severance Program in connection with an eligible employee's termination generally if (1) the employee separates from service on or after his or her normal retirement date, (2) during the two-year period immediately before retirement, the employee is an eligible employee under the Severance Program, and (3) the employee is entitled to benefits under the Retirement Plan, the 401(k) Plan (excluding benefits representing employee contributions) and the Supplemental Plan which, when converted into a straight life annuity, equal to at least $44,000 in the aggregate. The Severance Program document also states that no severance benefits will be payable if the eligible employee is receiving long-term or permanent disability benefits under the company's disability income plan.
Termination Following a Change in Control  The following table sets forth the severance benefits payable to each of our named executive officers under the Severance Program upon a termination of employment in connection with a change in control. The following table assumes the termination of employment and a change in control each occurred on December 31, 2013.

Name	Cash Severance Benefit($)(1)	Pro-Rata Annual Bonus($)(2)	Value of Equity Acceleration($)(3)	Benefit Continuation($)(4)	Enhancement of Retirement Benefits($)(5)	Total($)
Michael J. Covey	4,512,000	752,000	3,024,710	14,302	—	8,303,012
Eric J. Cremers	2,125,000	350,000	1,084,719	14,302	—	3,574,021
Jerald W. Richards	1,218,750	162,500	169,675	14,302	6,263	1,571,490
William R. DeReu	757,190	86,536	372,455	14,302	—	1,230,483
Lorrie D. Scott	997,238	123,795	505,806	9,750	—	1,636,589
Thomas J. Temple	1,034,503	128,421	505,806	14,302	—	1,683,032

(1) Mr. Covey receives a severance benefit equal to 3 times the sum of his base salary and target annual cash incentive award. The other executive officers receive severance benefits equal to 2.5 times the sum of their respective base salaries and target annual cash incentive awards.

(2) All executive officers would be entitled to a payment of the pro-rata portion of their annual cash incentive awards, based on the company's actual performance. As the termination event would occur on December 31, 2013, we have shown the full year actual annual cash incentive award.
(3) The Equity Acceleration column is comprised of the realizable value (i) upon acceleration of unearned performance share awards which for the 2012-2014 performance share awards and the 2013-2015 performance share awards, only require a "single trigger", or change in control, to occur for settlement to be due of the target performance share award, and (ii) upon acceleration of vesting of restricted stock unit awards, which require a "double trigger", or a change in control coupled with an involuntary loss of employment or voluntary termination of employment for Good Reason (as defined in the Plan document) within one month prior to or two years after the change in control for settlement to be due. All equity awards have been calculated using the company's closing stock price on December 31, 2013 of $41.74.
(4) The executive officers receive a lump sum cash benefit in consideration of future health needs pursuant to the severance program.
(5) In the case of Mr. Richards, this amount reflects the immediate vesting of the unvested portion of his Defined Contribution Plan Account.
Under the Severance Program, benefits are payable to each of our named executive officers upon termination following a change in control. In general, a change in control under the Severance Program has the same definition as the 2014 Long-Term Incentive Plan. See Proposal 3, "Description of the 2014 Plan" at page XX.
Upon a change in control, the performance period for outstanding unvested performance share awards for the 2012-2014 and 2013-2015 performance periods will be deemed concluded on the effective date of the change of control. As of that date, target awards will be deemed payable and dividend equivalents will be calculated on the target award.
In addition, other change in control benefits are payable to our named executive officers if, within two years following a change in control, one of the following events occurs:

•	involuntary termination of the employee's employment for any reason other than death, disability or misconduct;

•
the company employing the employee ceases to be a participating company in the Severance Program due to a sale to a third party or a spin-off of the company, in a transaction that is also a change in ownership or effective control of Potlatch Corporation or a change in ownership of a substantial portion of Potlatch Corporation's assets (but no benefits are payable if the employee continues employment with or is offered the same or better employment terms by the purchaser or spun-off company, and the purchaser or spun-off company maintains a severance plan that is equivalent in all material respects to the Severance Program);

•	separation from service by the employee within 24 months

▪	of a material reduction in his or her authority or responsibility,

▪	of a material reduction in his or her base salary,

▪	of being required to relocate his or her principal place of business to a place that is 50 miles or more from the prior principal place of business, or

▪
of a material reduction in his or her benefits under cash or equity-based incentive plans, as compared to all other similarly situated employees unless the reduction applies to all similarly situated employees.

Upon the occurrence of any of the events described above within two years following a change of control, the following change of control severance benefits are payable to our named executive officers:

•
Cash Severance Payment   A cash benefit equal to the employee's base compensation plus his or her base compensation multiplied by his or her standard bonus percentage, determined as of the date of the change in control or the effective date the employee separates from service, whichever produces the larger amount, multiplied by 3 with respect to our Chief Executive Officer, and 2.5 with respect to all other eligible executive officers;

•
Prorated Annual Incentive Award   A cash bonus under our annual incentive plan for the fiscal year of termination, determined based on the executive officer's target or standard bonus and prorated for the number of months during the fiscal year in which the employee was employed;

•	Benefits Payment A cash benefit in consideration of future health care needs (i.e., medical and dental) in an amount equal to the total monthly premium for such coverage times 12;

•	Outplacement Services Reimbursement of up to 12 months of expenses incurred for outplacement services;

•
Enhancement of Retirement Benefits A lump sum cash benefit equal to the value of the unvested portion, if any, of the employee's 401(k) account and the unvested portion of the employee's “401(k) plan supplemental benefit” account under the Supplemental Plan. A lump sum cash benefit equal to the present value of the employee's “normal retirement benefit” and “retirement plan supplemental benefit” determined under the Retirement Plan and the Supplemental Plan, respectively, if the employee is not entitled to a vested benefit under the Retirement Plan at the time he or she separates from service; and

•	Vesting of Restricted Stock Units All unvested restricted stock units awarded at least six months prior to the change in control shall become immediately vested upon the employee's termination.
Benefits Protection Trust Agreement   We have entered into a Benefits Protection Trust Agreement, or Trust, which provides that in the event of a change in control the Trust will become irrevocable and within 30 days of the change in control we will deposit with the trustee enough assets to ensure that the total assets held by the Trust are sufficient to cover any anticipated trust expenses and to guarantee payment of the benefits payable to our employees under the Supplemental Plan; the Management Performance Award Plan and Management Performance Award Plan II (predecessor plans to our current annual incentive plan); the Annual Incentive Plan (our current annual incentive plan); the Severance Program; the Management Deferred Compensation Plan; the Deferred Compensation Plan for Directors; the Deferred Compensation Plan for Directors II; the Directors' Retirement Plan; the Severance Program; Mr. Covey's letter agreement relating to retirement benefits; and certain agreements between us and certain of our former employees. At least annually after the initial funding of the Trust, an actuary will be retained to re-determine the benefit commitments and expected fees. If the Trust assets do not equal or exceed 110% of the re-determined amount, then we are, or our successor is, obligated to deposit additional assets into the Trust.
Potential Payments Upon Termination in Connection with Retirement, Death or Disability
The following table summarizes the value as of December 31, 2013, of annual incentive plan awards, the number and value of performance shares that our named executive officers would be entitled to receive at the end of the applicable performance periods, and the number and value of restricted stock units for which vesting would have been accelerated, assuming the respective officer's employment terminated on December 31, 2013, in connection with death, disability or retirement.

Name	Pro-Rata Annual Bonus($)(1)	Pro-Rated Number of Shares Issued at End of Performance Period(#)(2)	Value of Performance Shares as of December 31, 2013($)	Accelerate Number of RSUs(#)(3)	Value of RSUs as of December 31, 2013($)(4)	Total ($)
Michael J. Covey	752,000	35,510	1,482,195	—	—	2,269,705
Eric J. Cremers	350,000	10,623	443,393	1,960	81,820	887,796
Jerald W. Richards	162,500	—	—	28	1,178	163,706
William R. DeReu	86,536	3,567	148,893	1,189	49,641	289,826
Lorrie D. Scott	123,795	4,719	196,965	1,573	65,655	392,707
Thomas J. Temple	128,421	4,719	196,965	1,573	65,655	397,333
(1) All executive officers are entitled to a payment of the pro-rata portion of their annual cash incentive award, based on the company's actual performance. As the termination event would occur on December 31, 2013, we have shown the full year actual annual cash incentive award.
(2) Performance share awards for the 2012-2014 and 2013-2015 performance periods are paid out on a pro-rata basis, based on "actual" performance. Actual performance may range from 0% to 200%. We have illustrated these awards, on a pro rata basis, assuming target performance, as these awards are mid-cycle. The number of shares represented in this column includes dividend equivalents through December 31, 2013. Mr. Richards joined the company in August 2013 and therefore did not receive performance share grants for the 2012-2014 and 2013-2015 performance periods.
(3) The number of restricted stock units, or RSUs, shown in this column reflects the accelerated vesting of RSUs pursuant to the terms of the RSU award grant agreements. The number of shares represented in this column includes dividend equivalents through December 31, 2013. RSUs that vested during 2013 pursuant to the regular vesting schedule for such RSU awards are reflected in the 2013 Stock Vested Table above.
(4) The amounts shown in this column were calculated using the company's closing stock price on December 31, 2013 of $41.74.

Annual Incentive Plan Under our annual incentive plan, upon the death or disability of an employee, the employee or his or her beneficiary or estate, is entitled to a pro rata portion of the employee's target annual cash incentive award.
Long-Term Equity Incentive Plan If an employee's employment terminates during the performance period because of retirement, disability or death, the employee, or his or her beneficiary, is entitled to a prorated number of the performance shares subject to the award. The prorated number of performance shares earned is determined at the end of the performance period based on the ratio of the number of completed calendar months the employee is employed during the performance period to the total number of months in the performance period. The prorated number of performance shares, plus dividend equivalents equal to the cash distributions that would have been paid on the shares earned had the employee owned the shares during the three-year period, are paid at the end of the applicable performance period. With respect to restricted stock units, if the employee's employment terminates because of retirement, disability or death, and the vesting of the employee's restricted stock units is to occur in its entirety as of a single date, the employee, or his or her beneficiary, will be entitled to a pro rata portion of the restricted stock units. If the vesting is to occur ratably, such as 20%, 20% and 60% over a three-year period, the employee, or his or her beneficiary, will receive the already vested restricted stock units as well as the next tranche of restricted stock units scheduled to vest.

PROPOSAL 3 - APPROVAL OF THE POTLATCH CORPORATION
2014 LONG-TERM INCENTIVE PLAN
We recommend a vote FOR this proposal.

We are asking our stockholders to approve the Potlatch Corporation 2014 Long-Term Incentive Plan, which we refer to as the 2014 Plan. Our Board of Directors adopted the 2014 Plan as recommended by our Executive Compensation and Personnel Policies Committee, subject to stockholder approval.

If our stockholders approve the 2014 Plan, it will replace the Potlatch Corporation 2005 Stock Incentive Plan, which we refer to as the Prior Plan, and no new awards will be granted under the Prior Plan. If our stockholders do not approve the 2014 Plan, the Prior Plan will remain available for new grants to the extent shares are available. The 2014 Plan authorizes the issuance of 1 million new shares of our common stock. In addition, as of March 14, 2014, 177,126 shares were reserved and available for issuance under the Prior Plan that will become available for grant under the 2014 Plan. Also as of March 14, 2014, up to 616,311 shares are subject to outstanding awards granted under the Prior Plan, which will become available for grant under the 2014 Plan to the extent subject to awards that expire or are canceled or forfeited without shares actually being issued and delivered. As of March 14, 2014, we had a total of 40,589,389 shares of our common stock outstanding.

Based on an estimated usage rate, we anticipate depleting the shares currently available for issuance under the Prior Plan in 2014, leaving an insufficient number of shares available for our anticipated grants in 2015. In order to continue to have an appropriate supply of shares for long-term equity incentives to successfully recruit, hire and retain the talent we require to successfully execute our business plans, our Board of Directors believes that we will need the additional 1 million new shares to be available under the 2014 Plan. Although the additional 1 million new shares to be available under the 2014 Plan will increase the potential dilution to our stockholders from our long-term equity incentive compensation programs, our Board of Directors believes our equity compensation plans are well-managed and below norms for our industry. We expect that with the additional 1 million new shares to be available under the 2014 Plan for which we are seeking stockholder approval, we will have sufficient shares for our equity compensation program until the 2019 annual meeting of stockholders, and we plan to seek stockholder approval for additional shares at that time.
Under applicable rules of the NASDAQ Stock Market, we are required to obtain stockholder approval of the 2014 Plan. In addition, stockholder approval of the 2014 Plan is necessary to provide the Compensation Committee with the flexibility to grant awards that qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. Stockholder approval of the 2014 Plan pursuant to this proposal will constitute approval of the 2014 Plan for purposes of Section 162(m). In general, this approval is required at least once every five years to comply with certain requirements under Section 162(m). See “U.S. Federal Income Tax Information” below for more information about these issues.
A copy of the 2014 Plan is attached to this proxy statement as Appendix A and is incorporated by reference. The following description of the 2014 Plan is a summary and does not purport to be a complete description. See Appendix A for more detailed information.
Description of the 2014 Plan
Purpose
The purpose of the 2014 Plan is to attract, retain and motivate our employees, officers and directors by providing them with the opportunity to acquire a proprietary interest in our company and to align their interests and efforts to the long-term interests of our stockholders.
Administration
The Executive Compensation and Personnel Policies Committee of our Board of Directors administers the 2014 Plan with respect to most participants, and the Nominating and Corporate Governance Committee of the Board of Directors administers the 2014 Plan with respect to our nonemployee directors. The Board or Compensation Committee may delegate administration of the 2014 Plan in accordance with its terms. Our Board of Directors may delegate to the company's Chief Executive Officer the authority to grant awards under the 2014 Plan to employees who are not executive officers or "covered employees" under Code Section 162(m).

Eligibility
Awards may be granted under the 2014 Plan to employees, officers and directors of the company or a related company. As of March 14, 2014, approximately 14 employees, 7 executive officers, and no non-employee directors were eligible to receive awards under the 2014 Plan.
Number of Shares
The number of shares of common stock authorized for issuance under the 2014 Plan is 1 million shares. In addition, any shares that are available for grant under the Prior Plan on the effective date of the 2014 Plan, and any shares subject to outstanding awards under the Prior Plan on that date that later cease to be subject to these awards (other than from exercise or settlement of the awards in shares), will automatically become available for issuance under the 2014 Plan, up to an aggregate maximum of up to 793,437 shares. Including the number of shares that may become available for issuance under the 2014 Plan from the Prior Plan, the total number of shares that may be issued under the 2014 Plan will be up to 1,793,437 shares.
The following shares will be available again for issuance under the 2014 Plan:

•	shares subject to awards that lapse, expire, terminate or are canceled prior to issuance of the underlying shares; and

•	shares subject to awards that are subsequently forfeited to us.

Awards granted in assumption of or substitution for previously granted awards in acquisition transactions will not reduce the number of shares authorized for issuance under the 2014 Plan.
Shares withheld by or tendered to us as payment for the purchase price of an award or to satisfy tax withholding obligations related to an award, or shares related to an award that is settled in cash or in another manner where some or all of the shares covered by the award are not issued, will not be available again for issuance under the 2014 Plan.
If any change in our stock occurs by reason of any stock dividend, stock split, spin-off, recapitalization, merger, consolidation, combination or exchange of shares, distribution to stockholders other than a normal cash dividend, the declaration of a dividend payable in cash that has a material effect on the price of issued shares, or other change in our corporate or capital structure, the committee will make proportional adjustments to (a) the maximum number and kind of securities available for issuance under the 2014 Plan, (b) the maximum numbers and kind of securities issuable to certain individuals subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), (c) the maximum number and kind of securities subject to applicable minimum vesting requirements described below, and (d) the number and kind of securities that are subject to any outstanding Award and, if applicable, the per share price of such securities.
Types of Awards
The 2014 Plan permits the grant of any or all of the following types of awards.
Stock Awards, Restricted Stock and Stock Units. The committee may grant awards of shares of common stock, or awards designated in units of common stock, under the 2014 Plan. These awards may be made subject to repurchase or forfeiture restrictions at the committee's discretion. The restrictions may be based on continuous service or the achievement of specified performance criteria, as determined by the committee.
Performance Awards. The committee may grant performance awards in the form of performance shares or performance units. Performance shares are units valued by reference to a designated number of shares of common stock, and performance units are units valued by reference to a designated amount of cash. Either may be payable in stock or cash, or a combination of stock and cash, upon the attainment of performance criteria and other terms and conditions as established by the committee.
Other Stock or Cash-Based Awards. The committee may grant other incentives payable in cash or in shares of common stock, subject to the terms of the 2014 Plan and any other terms and conditions determined by the committee.
Minimum Vesting Requirements. The committee may not grant awards with respect to more than 10% of the shares authorized under the plan (subject to adjustment) that vest based solely on continuous services over fewer than three years or based on other factors over less than one year.

Performance-Based Compensation under Code Section 162(m)
Performance Goals and Criteria. If the committee intends to qualify an award under the 2014 Plan as "qualified performance-based compensation" under Section 162(m) of the Code, the performance goals selected by the committee may be based on the achievement of one or more objective performance goals established by the committee, which shall be based on the attainment of specified levels of one of or any combination of the following “performance criteria” for the company as a whole or any business unit of the company, as reported or calculated by the company: total stockholder return, stock price increase, return on equity, return on capital, earnings per share, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization or earnings before interest, taxes, depreciation and amortization and cost basis in real property sold), EBITDDA (earnings before interest, taxes, depletion, depreciation and amortization or earnings before interest, taxes, depletion, depreciation and amortization and cost basis in real property sold), ongoing earnings, cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of costs of capital), EVA (economic value added), economic profit (net operating profit after tax, less a cost of capital charge), FFO (funds from operations equal to net income plus non-cash charges for depletion, depreciation and amortization and the cost basis in real property sold), SVA (stockholder value added), revenues, net income, operating income, pre-tax profit margin, performance against business plan, market share, operating margins, credit rating, dividend payments, expenses, retained earnings, working capital, financial ratios, yield on investment, completion of acquisitions, divestitures and corporate restructurings.
The performance goals also may be based on the achievement of specified levels of performance for our company as a whole or any business unit or applicable affiliate under one or more of the performance goals described above relative to the performance of other corporations.
The committee may provide in any award that any evaluation of performance may include or exclude any of the following events that occur during a performance period: asset write-downs; litigation or claim judgments or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in FASB Accounting Standards Codification 225-20 (or any successor provision) and/or in Management's Discussion and Analysis of Financial Condition and Results of Operations appearing in our annual report to stockholders for the applicable year; acquisitions or divestitures; foreign exchange gains and losses; gains and losses on asset sales; and impairments.
Adjustments and Certification. The committee may adjust the amount payable pursuant to an award under the 2014 Plan that is intended to qualify as "performance-based compensation" under Section 162(m) downward but not upward. The committee may not waive the achievement of performance goals related to an award except in the case of a participant's death or disability. Section 162(m) requires that the committee certify that performance goals were achieved before the payment of the "performance-based compensation."
Limitations. Subject to certain adjustments, participants who are granted awards intended to qualify as "performance-based compensation" under Section 162(m) may not be granted awards, other than performance units, for more than 300,000 shares of common stock in the aggregate in any calendar year, except that an additional one-time award for up to 300,000 shares may be granted to newly hired or promoted individuals in any calendar year. The maximum dollar value payable to any participant with respect to performance units or other awards payable in cash that are intended to qualify as "performance-based compensation" cannot exceed $10,000,000 in any calendar year period.
Change in control
Under the 2014 Plan, unless otherwise provided in the instrument evidencing an award or in a written employment, services or other agreement between the participant and us, in the event of a change in control:

•
If awards (excluding awards subject to vesting based on the achievement of specified performance goals) are not converted, assumed, substituted for or replaced by the successor company, or the change in control is not a reorganization, merger or consolidation, such awards shall become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, immediately prior to the change in control and then terminate at the effective time of the change in control.

•	Awards subject to vesting based on the achievement of specified performance goals:

◦
that that are earned and outstanding as of the date of the change in control and for which the payout level has been determined will be payable in full in accordance with the payout schedule pursuant to the instrument evidencing the award or a program adopted pursuant to the 2014 Plan; and

◦	for which the payout level has not been determined shall be payable in accordance with the terms and payout schedule pursuant to the instrument evidencing the award.

◦	Any existing deferrals or other restrictions not waived by the committee will remain in effect.

•	In the event of certain reorganizations, mergers or consolidations, the committee may in its discretion instead provide that a participant's outstanding awards will be cashed out.

Definition of Change in Control. Unless the committee determines otherwise with respect to an award at the time it is granted or unless otherwise defined for purposes of an award in a written employment, services or other agreement between a participant and us, a change in control of the company generally means the occurrence of any of the following events:

•	Consummation of a merger or consolidation involving the company (excluding any transaction where following such transaction,

◦
all or substantially all of the individuals and entities who were the beneficial owners of the then outstanding shares of common stock of the company and the then outstanding voting securities of the company entitled to vote generally in the election of directors immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of such securities of the successor company,

◦
no person (other than the successor company or any employee benefit plan sponsored or maintained by the company or any of its subsidiaries or the successor company) beneficially owns, directly or indirectly, 30% or more of such securities (excluding ownership resulting from ownership of such securities immediately prior to the transaction), or

◦
at least a majority of the members of the board of directors of the successor company were members of the Board of Directors at the time of the execution of the initial agreement providing for, or of the action of the Board of Directors to approve, such transaction; or

•
Individuals who as of May 6, 2013 constitute the Board of Directors (or whose later nomination or election to the Board of Directors was not approved by a at least a majority of such incumbent directors or who was initially nominated as a result of an actual or threatened election contest, solicitation of proxies or consents, or other action by, or on behalf of any person other than the Board of Directors) cease for any reason to constitute at least a majority of the Board of Directors subsequent to May 6, 2013; or

•
Any person acquires of beneficial ownership of 30% or more of either the outstanding shares of common stock of the company or the outstanding voting securities of the company entitled to vote generally in the election of directors (excluding any acquisition by the company, any employee benefit plan (or related trust) sponsored or maintained by the company, or corporation pursuant to a transaction that would be excluded from the definition of a merger or consolidation noted above; or

•	Consummation of the sale, lease or exchange of all or substantially all of the assets of the company.

Amendment and Termination
Our Board of Directors or the Compensation Committee may amend the 2014 Plan, except that if any applicable statute, rule or regulation requires stockholder approval for an amendment to the 2014 Plan, then to the extent so required, stockholder approval will be obtained. The board or the committee may also suspend or terminate all or any portion of the 2014 Plan at any time, but any suspension or termination may not, without a participant's consent, materially adversely affect any rights under any outstanding award. Unless sooner terminated by the board or committee, the 2014 Plan will terminate ten years after the date of stockholder approval of the 2014 Plan.
U.S. Federal Income Tax Information
The following is a brief summary of the U.S. federal income tax consequences of the 2014 Plan generally applicable to us and to participants in the 2014 Plan who are subject to U.S. federal taxes. The summary is based on the applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.
Unrestricted Stock Awards. Upon receipt of an unrestricted stock award, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid by the participant with respect to the shares.
Restricted Stock Awards. Upon receipt of a restricted stock award, a participant generally will recognize compensation taxable as ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares. Instead of postponing the federal income tax consequences of a restricted stock award until the restrictions lapse, a participant may elect to recognize compensation taxable as ordinary income in the year of the award in an amount equal to the fair market value of the shares at the time of receipt. This election is made under Section 83(b) of the Code. In general, a Section 83(b) election is made by filing a written notice with the Internal Revenue Service within 30 days of the date of grant of the restricted stock award for which the election is made and must meet certain technical requirements.
The tax treatment of a subsequent disposition of restricted stock will depend upon whether a participant has made a timely and proper Section 83(b) election. If a participant makes a timely and proper Section 83(b) election, when the participant sells the restricted shares, the participant generally will recognize short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant receives from the sale and the tax basis of the shares sold. If no Section 83(b) election is made, any disposition after the restriction lapses generally will result in short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, the participant paid for the shares plus the amount of taxable ordinary income recognized either at the time the restrictions lapsed or at the time of the Section 83(b) election, if an election was made. If a participant has to forfeit the shares to us (e.g., upon the participant's termination prior to expiration of the restriction period), the participant may not claim a deduction for the amount of compensation income recognized as a result of making the Section 83(b) election, and the participant generally will have a capital loss equal to the amount, if any, paid for the shares.
Restricted Stock Units. A participant generally will not recognize income at the time a stock unit is granted. When any part of a stock unit is issued or paid, the participant generally will recognize compensation taxable as ordinary income at the time of such issuance or payment in an amount equal to the then fair market value of any shares, cash or property the participant receives.
Performance Shares and Performance Units. A participant generally will not recognize income upon the grant of performance shares or performance units. Upon the distribution of cash, shares or other property to the participant pursuant to the terms of the performance shares or units, the participant generally will recognize compensation taxable as ordinary income equal to the excess of the amount of cash or the fair market value of any property transferred to the participant over any amount paid by the participant with respect to the performance shares or units.
Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.
Code Section 409A. We intend that awards granted under the 2014 Plan comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.
Code Section 162(m). Under Code Section 162(m), we are generally prohibited from deducting compensation paid to "covered employees" in excess of $1,000,000 per person in any year. "Covered employees" are defined as the principal executive officer and any one of the three highest paid executive officers (other than the principal executive officer or the principal financial officer) as of the close of the applicable taxable year. Compensation that qualifies as "performance-based" is excluded for purposes of calculating the amount of compensation subject to the $1,000,000 limit. In general, one of the requirements that must be satisfied to qualify as performance-based compensation under Code Section 162(m) is that the material terms of the performance goals under which the compensation may be paid must be disclosed to and approved by a majority vote of our stockholders. Accordingly, stockholder approval of the 2014 Plan is necessary to ensure that we have the flexibility to exclude taxable compensation attributable to performance-based awards under the 2014 Plan that are intended to qualify as "qualified performance-based compensation" under Code Section 162(m) from the limits on tax deductibility imposed by Section 162(m) if the other applicable requirements of Code Section 162(m) are also satisfied.
Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2014 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2014 Plan until all tax withholding obligations are satisfied.
Plan Benefits
All awards to employees, officers and directors under the 2014 Plan are made at the discretion of the committee. Therefore, the benefits and amounts that will be received or allocated under the 2014 Plan are not determinable at this time. However, please refer to the description of grants made to our named executive officers in the last fiscal year described in the "2013 Grants of Plan-Based Awards" table. Grants made to our non-employee directors in the last fiscal year are described in "Director Compensation." The closing price of our common stock, as reported on the NASDAQ Stock Market on March 3, 2014, was $39.34 per share.
Equity Compensation Plan Information

The following table provides certain information as of December 31, 2013 with respect to our equity compensation plans.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS OR RIGHTS1	WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS OR RIGHTS2	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS
Equity compensation plans approved by security holders	557,943	30.92	269,358
Equity compensation plans not approved by security holders	—	0	0
Total	557,943	30.92	269,358

1 Includes 455,350 performance shares and 89,734 restricted stock units, or RSUs, which are the maximum number of shares that could be awarded under the performance share and RSU programs, not including future dividend equivalents.

2 Performance shares and RSUs do not have exercise prices and are therefore not included in the weighted average exercise price calculation.

PROPOSAL 4 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
We recommend a vote FOR this proposal.
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement.
As described under the heading “Compensation Discussion and Analysis,” commencing on page 21, our key compensation objectives are to recruit, motivate and retain talented and experienced executives, ensure our incentive compensation is aligned with short-term and long-term company performance and align our employees’ interests with those of our stockholders. Our executive compensation programs are designed to provide all of our executives a fair and competitive incentive-based compensation package that is tied to the performance of both the individual and the company. We target our compensation levels to be at, or near, the median compensation paid by other comparable companies in our industry. A significant portion of total compensation for our senior executives is at risk and dependent on the achievement of target levels of performance. In addition, in order to maintain fiscal discipline, incentive compensation includes thresholds and caps. We urge stockholders to read the “Compensation Discussion and Analysis” for a more detailed discussion of our executive compensation programs and how they reflect our philosophy and are linked to company performance.
We are asking our stockholders to approve our named executive officer compensation as described in this proxy statement by voting “FOR” the following advisory resolution at the Annual Meeting:
RESOLVED, that the company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the “Compensation Discussion and Analysis," the “Summary Compensation Table” and the related compensation tables, notes and narratives in the company’s proxy statement for the 2014 Annual Meeting of Stockholders.
The say-on-pay vote is advisory, and therefore not binding on the company, the Compensation Committee or our Board of Directors. However, our Board and our Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future executive compensation decisions.
Our Board of Directors has adopted a policy providing for an annual say-on-pay vote. Unless the Board modifies this policy, the next say-on-pay vote will be held at our 2015 annual meeting of stockholders.

GENERAL INFORMATION

Stockholder Proposals for 2015

We anticipate that the next Annual Meeting of stockholders will be held in May of 2015. In order to be considered for inclusion in our 2015 proxy statement, stockholder proposals must comply with SEC Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials and must be submitted in writing to: Office of the Corporate Secretary, Potlatch Corporation, 601 West First Ave., Suite 1600, Spokane, WA 99201. Proposals must be received on or prior to December 1, 2014.

Our Bylaws require that any stockholders who intend to present an item of business, including nominees for candidates for election as directors, at the 2015 annual meeting (other than a stockholder proposal submitted for inclusion in our 2015 proxy statement) must provide notice of such business to the Office of the Corporate Secretary at the address above not earlier than January 5, 2015 and not later than the close of business on February 5, 2015. Proposals should include the information set forth in our Bylaws. A copy of our Bylaws is available for downloading or printing by going to our public web site at www.potlatchcorp.com, and selecting “Investor Resources,” and then “Corporate Governance.”

Other Information

We will make available to a stockholder, free of charge, any of the following documents at the stockholder’s request:

Filings with the Securities and Exchange Commission

•	Annual Reports on Form 10-K

•	Quarterly Reports on Form 10-Q

•	Current Reports on Form 8-K

•	Registration Statements

•	Beneficial Ownership Reports for Directors and Executive Officers
Charter Documents

•	Amended and Restated Bylaws

•	Second Restated Certificate of Incorporation
Committee Charters

•	Audit Committee Charter

•	Executive Compensation and Personnel Policies Committee Charter

•	Finance Committee Charter

•	Nominating and Corporate Governance Committee Charter
Governance Documents

•	Corporate Conduct and Ethics Code

•	Corporate Governance Guidelines

•	Director Nomination Policy

•	Audit Committee Pre-approval Policy

•	Officer Stock Ownership Guidelines

•	Related Person Transactions Policy

•	Audit Committee Hiring Policy

•	Audit Committee Independence and Financial Expert Policy

•	Securities Law Compliance and Insider Trading Policy

•	Director Independence Policy

•	Director Stock Ownership Guidelines

•	Incentive Compensation Recovery Policy

These documents are available for downloading or printing by going to our public web site at www.potlatchcorp.com, and selecting “Investor Resources,” and then “Corporate Governance.” You may also submit a request for printed copies by email to investorinfo@potlatchcorp.com or by mail to the following address:

Potlatch Corporation
Attn: Corporate Secretary
601 West First Ave., Suite 1600
Spokane, WA 99201

APPENDIX A

POTLATCH CORPORATION
2014 LONG-TERM INCENTIVE PLAN

SECTION 1.	PURPOSE
The purpose of the Potlatch Corporation 2014 Long-Term Incentive Plan is to attract, retain and motivate employees, officers and directors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s stockholders.

SECTION 2.	DEFINITIONS
As used in the Plan, the following definitions apply to the terms indicated below:
“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.
“Award” means any Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.
“Board” means the Board of Directors of the Company.
“Business Combination” has the meaning set forth in the definition of Change in Control.
“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s Vice President, Human Resources or other person performing that function or, in the case of directors and executive officers, the Committee, whose determination shall be conclusive and binding.
“Change in Control,” unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company, means the occurrence of any of the following events:
(i)    The consummation of a merger or consolidation involving the Company (a “Business Combination”), in each case, unless, following such Business Combination,

(A)    all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then outstanding shares of common stock of the Company (the “Outstanding Common Stock”) and the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”) immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation or other entity resulting from such Business Combination (including, without limitation, a corporation or other entity which as a result of such transaction owns the Company either directly or through one (1) or more subsidiaries),
(B)    no individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) (excluding any corporation or other entity resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or such other corporation or other entity resulting from such Business Combination) beneficially owns, directly or indirectly, thirty percent (30%) or more of, respectively, the then outstanding shares of common stock or common equity of the corporation or other entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation or other entity except to the extent that such ownership is based on the beneficial ownership, directly or indirectly, of Outstanding Common Stock or Outstanding Voting Securities immediately prior to the Business Combination, or
(C)    at least a majority of the members of the board of directors or similar governing body of the corporation or other entity resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement providing for, or of the action of the Board to approve, such Business Combination; or
(ii)    Individuals who, as of May 6, 2013 constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director of the Company subsequent to May 6, 2013 whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors of the Company then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors of the Company, an actual or threatened solicitation of proxies or consents or any other actual or threatened action by, or on behalf of any Person other than the Board; or
(iii)    The acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of either

(A)    the then Outstanding Common Stock, or
(B)    the combined voting power of the Outstanding Voting Securities, provided, however, that the following acquisitions shall not be deemed to be covered by this paragraph (iii):
(1)    any acquisition of Outstanding Common Stock or Outstanding Voting Securities by the Company;
(2)    any acquisition of Outstanding Common Stock or Outstanding Voting Securities by any employee benefit plan (or related trust) sponsored or maintained by the Company; and
(3)    any acquisition of Outstanding Common Stock or Outstanding Voting Securities by any corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of paragraph (i) of this definition; or

(iv)    The consummation of the sale, lease or exchange of all or substantially all of the assets of the Company.
“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
“Committee” has the meaning set forth in Section 3.2.
“Common Stock” means the common stock, par value $0.001 per share, of the Company.
“Company” means Potlatch Corporation, a Delaware corporation.
“Compensation Committee” means the Executive Compensation and Personnel Policies Committee of the Board.
“Covered Employee” means a “covered employee” as that term is defined for purposes of Section 162(m)(3) of the Code or any successor provision.
“Disability,” unless otherwise defined by the Committee for purposes of the Plan in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, in each case as determined by the Company’s Vice President, Human Resources or other person performing that function or, in the case of directors and executive officers, the Committee, whose determination shall be conclusive and binding.

“Effective Date” has the meaning set forth in Section 17.
“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Fair Market Value” means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish.
“Grant Date” means the later of (i) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee and (ii) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.
“Incumbent Board” has the meaning set forth in the definition of Change in Control.
“Nonemployee Director” means a director who is not an employee of the Company.
“Outstanding Common Stock” has the meaning set forth in the definition of Change in Control.
“Outstanding Voting Securities” has the meaning set forth in the definition of Change in Control.
“Parent Company” means a company or other entity which as a result of a Business Combination owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries.
“Participant” means any Eligible Person to whom an Award is granted.
“Performance Award” means an Award of Performance Shares or Performance Units granted under Section 8.
“Performance Criteria” has the meaning set forth in Section 13.1.
“Performance Share” means an Award of units denominated in shares of Common Stock granted under Section 8.1.
“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 8.2.
“Person” has the meaning set forth in the definition of Change in Control.

“Plan” means the Potlatch Corporation 2014 Long-Term Incentive Plan, as amended from time to time.
“Prior Plan” has the meaning set forth in Section 4.1(b).
“Related Company” means any corporation in which the Company owns, directly or indirectly, at least 50% of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, limited liability companies, partnerships and joint ventures) in which the Company owns, directly or indirectly, at least 50% of the combined equity thereof.
“Restricted Stock” means an Award of shares of Common Stock granted under Section 7, the rights of ownership of which are subject to restrictions prescribed by the Committee.
“Restricted Stock Unit” means a Stock Unit subject to restrictions prescribed by the Committee.
“Retirement,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means early, normal or deferred retirement under the Retirement Plan.
“Retirement Plan” means the Potlatch Salaried Retirement Plan.
“Section 409A” means Section 409A of the Code, including regulations and guidance promulgated thereunder.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Stock Award” means an Award of shares of Common Stock granted under Section 7, the rights of ownership of which are not subject to restrictions prescribed by the Committee.
“Stock Unit,” means an Award denominated in units of Common Stock granted under Section 7 (including, without limitation, a Restricted Stock Unit).
“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.
“Successor Company” means the surviving company, the successor company or Parent Company, as applicable, in connection with a Business Combination.
“Termination of Service,” unless the Committee determines otherwise with respect to an Award, means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s Vice President, Human Resources or other person performing that function or, with respect to directors and executive officers, by the Committee, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company. A Participant’s change in status from an employee of the Company or a Related Company to a nonemployee director, of the Company or a Related Company or a change in status from a nonemployee director of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.

SECTION 3.	ADMINISTRATION

1.	Administration of the Plan
The Plan shall be administered by (a) the Board or (b) the Compensation Committee of the Board; provided, however, that with respect to Nonemployee Directors, the Plan shall be administered by the Nominating and Corporate Governance Committee of the Board unless otherwise determined by the Board.
(a)If any member of the Compensation Committee does not qualify as an “outside director” for purposes of Section 162(m) of the Code, Awards under the Plan for the Covered Employees shall be administered by a subcommittee consisting of each Compensation Committee member who qualifies as an “outside director.” If fewer than two Compensation Committee members qualify as “outside directors,” the Board shall appoint one or more other Board members to such subcommittee who do qualify as “outside directors,” so that the subcommittee will at all times consist of two or more members all of whom qualify as “outside directors” for purposes of Section 162(m) of the Code.
(b)If any member of the Compensation Committee (or the Nominating and Corporate Governance Committee if applicable), does not qualify as a “non-employee director” for purposes of Rule 16b-3 promulgated under the Exchange Act, then Awards under the Plan for the executive officers of the Company and Directors shall be administered by a subcommittee consisting of each Compensation Committee member (or Nominating and Corporate Governance Committee members if applicable) who qualifies as a “non-employee director.” If fewer than two Compensation Committee members (or Nominating and Corporate Governance Committee members if applicable) qualify as “non-employee directors,” then the Board shall appoint one or more other Board members to such subcommittee who do qualify as “non-employee directors,” so that the subcommittee will at all times consist of two or more members all of whom qualify as “non-employee directors” for purposes of Rule 16b-3 promulgated under the Exchange Act.

2.	Delegation
Notwithstanding the foregoing, the Board may delegate concurrent responsibility for administering the Plan, including with respect to designated classes of Eligible Persons, to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to grants of Awards to Participants who are subject to Section 16 of the Exchange Act or Awards granted pursuant to Section 13 of the Plan. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act.
All references in the Plan to the “Committee” shall be, as applicable, to the Board, the Compensation Committee, the Nominating and Corporate Governance Committee of the Board or any other committee or any officer to whom authority has been delegated to administer the Plan.
The Board may delegate to the Chief Executive Officer of the Company the authority to grant Awards under the Plan to employees who are not Covered Employees or executive officers of the Company subject to the reporting requirements of Section 16 of the Exchange Act.

3.	Administration and Interpretation by Committee
(a)Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (viii)  interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (ix) establish such rules, regulations and sub-plans as it shall deem appropriate for the proper administration and operation of the Plan; (x) delegate ministerial duties to such of the Company’s employees as it so determines; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.
(b)The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s reduction in hours of employment or service shall be determined by the Company’s Vice President, Human Resources or other person performing that function or, with respect to directors or executive officers, by the Committee, whose determination shall be final.
(c)Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Committee may determine its actions.

SECTION 4.	SHARES SUBJECT TO THE PLAN

1.	Authorized Number of Shares
Subject to adjustment from time to time as provided in Section 12.1, the aggregate maximum number of shares of Common Stock available for issuance under the Plan shall be:
(a)1,000,000 shares; plus
(b)(i) any shares set aside and reserved for issuance, but not issued or subject to outstanding awards, under the Company’s 2005 Stock Incentive Plan (the “Prior Plan”) on the Effective Date and (ii)  any shares subject to outstanding awards under the Prior Plan on the Effective Date that cease to be subject to such awards following the Effective Date (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested or nonforfeitable shares) shall cease to be set aside or reserved for issuance pursuant to the Prior Plan, and shall instead be set aside and reserved for issuance pursuant to the Plan, effective on the respective dates on which such shares may be added to the Plan by reason of this paragraph (b), up to an aggregate maximum of 793,437 shares.
Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

2.	Share Usage
(a)If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to the Company, the shares subject to such Awards and the forfeited shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award or (ii) covered by an Award that is settled in cash, or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall not be available for Awards under the Plan.
(b)The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.
(c)Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

3.	Limitations
(a)Subject to adjustment as provided in Section 12.1, the aggregate number of shares that may be issued pursuant to Awards granted under the Plan (that either (i) contain no restrictions or restrictions based solely on continuous employment or services over fewer than three years (except if accelerated pursuant to a Change in Control or in the event of a Termination of Service) or (ii) vest over less than one year (except if accelerated pursuant to a Change in Control or in the event of a Termination of Service) based on factors other than solely continuous employment or services shall not exceed 10% of the aggregate maximum number of shares specified in Section 4.1. In addition, if and to the extent the Committee accelerates vesting or exercisability of an Award or otherwise acts to waive or lapse any restriction on an Award, other than in connection with a Participant’s death, Disability or Retirement or a Change in Control, the shares covered by such Committee action shall similarly count towards the foregoing 10% limitation.
(b)    Notwithstanding anything contained herein to the contrary, no Participant may receive Common Stock pursuant to or in connection with the payment of any Award to the extent it would result in a violation of the stock ownership limitations set forth in the Company’s Restated Certificate of Incorporation or would impair the Company’s status as a “real estate investment trust” within the meaning of Sections 856 through 860 of the Code.

SECTION 5.	ELIGIBILITY
An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects.

SECTION 6.	AWARDS

1.	Form, Grant and Settlement of Awards
The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

2.	Evidence of Awards
Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

3.	Deferrals
The Committee may permit or require a Participant to defer receipt of the payment of any Award. If any such deferral election is permitted or required, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred stock unit equivalents. Deferral of any Award or payment thereunder shall satisfy the requirements for exemption from Section 409A or satisfy the requirements of Section 409A as determined by the Committee prior to such deferral.

4.	Dividends and Distributions
Participants may, if the Committee so determines, be credited with dividends or dividend equivalents paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units. Notwithstanding the foregoing, if any Award for which dividends or dividend equivalents have been granted has its vesting, payment or grant dependent on the achievement of one or more performance goals, then the dividends or dividend equivalents shall accrue and be paid only to the extent the Award becomes vested or payable. Also notwithstanding the foregoing, the crediting of dividends or dividend equivalents must comply with or qualify for an exemption under Section 409A.

SECTION 7.	STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

1.	Grant of Stock Awards, Restricted Stock and Stock Units
The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

2.	Vesting of Restricted Stock and Stock Units
Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions on Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 11, (a) the shares covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid as provided in the policy adopted by the Committee or, if none, in the instrument evidencing the Award.

3.	Waiver of Restrictions
The Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 8.	PERFORMANCE AWARDS

1.	Performance Shares
The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Notwithstanding the foregoing, the amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

2.	Performance Units
The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Notwithstanding the foregoing, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

SECTION 9.	OTHER STOCK OR CASH-BASED AWARDS
Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 10.	WITHHOLDING

1.	Payment of Tax Withholding and Other Obligations
The Company may require the Participant to pay to the Company or a Related Company, as applicable, the amount of (a) any taxes that the Company or a Related Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or to any Related Company (“other obligations”). Notwithstanding any other provision of the Plan to the contrary, the Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

2.	Payment Methods
The Committee may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by: (a) paying cash to the Company or a Related Company, (b) having the Company or a Related Company, as applicable, withhold an amount from any cash amounts otherwise due or to become due from the Company or a Related Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations, (e) selling shares of Common Stock issued under an Award on the open market or to the Company, or (f) taking such other action as may be necessary in the opinion of the Committee to satisfy any applicable tax withholding obligations. The value of the shares so withheld or surrendered may not exceed the employer’s minimum required tax withholding rate, or such other applicable rate as is necessary to avoid adverse treatment for financial accounting purposes, as determined by the Committee its sole discretion.

SECTION 11.	ASSIGNABILITY
No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent, at the discretion of the Committee, the instrument evidencing the Award permits the Participant to designate one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. Notwithstanding the foregoing, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award without consideration, subject to such terms and conditions as the Committee shall specify.

SECTION 12.	ADJUSTMENTS

1.	Adjustment of Shares
(a)In the event that, at any time or from time to time, a stock dividend, stock split, spin off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (i) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (ii) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, or the declaration of a dividend payable in cash that has a material effect on the price of issued shares, then the Committee shall make proportional adjustments in (A) the maximum number and kind of securities available for issuance under the Plan; (B) the maximum numbers and kind of securities set forth in Section 13.3; (C) the maximum number and kind of securities set forth in Section 4.3; and (D) the number and kind of securities that are subject to any outstanding Award and, if applicable, the per share price of such securities.
(b)    Adjustments, if any, and any determinations or interpretations made by the Committee as to whether any adjustment shall be made, including any determination of whether a distribution is other than a normal cash dividend or is a cash dividend that will have a material effect on the price of issued shares, and the terms of any of the foregoing adjustments shall be conclusive and binding.
(c)    Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Change in Control shall not be governed by this Section 12.1 but shall be governed by Sections 12.2 and 12.3, respectively.

2.	Dissolution or Liquidation
To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

3.	Change in Control
Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Change in Control:
(a)If the Change in Control is a Business Combination in which Awards could be converted, assumed, substituted for or replaced by the Successor Company, then, if and to the extent that the Successor Company converts, assumes, substitutes or replaces an Award, other than Performance Shares, Performance Units and other outstanding Awards that are subject to vesting based on the achievement of specified performance goals, the vesting restrictions or forfeiture provisions applicable to such Award shall not be accelerated or lapse, and all such vesting restrictions or forfeiture provisions shall continue with respect to any shares of the Successor Company or other consideration that may be received with respect to such Award. If and to the extent that Awards, other than Performance Shares, Performance Units and other outstanding Awards that are subject to vesting based on the achievement of specified performance goals, are not converted, assumed, substituted for or replaced by the Successor Company, such Awards shall become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, immediately prior to the Change in Control and such Awards shall terminate at the effective time of the Change in Control.
If the Change in Control is not a Business Combination in which Awards could be converted, assumed, substituted for or replaced by the Successor Company, all outstanding Awards, other than Performance Shares, Performance Units and other outstanding Awards that are subject to vesting based on the achievement of specified performance goals, shall become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, immediately prior to the Change in Control and shall terminate at the effective time of the Change in Control.
For the purposes of this Section 12.3(a), an Award shall be considered converted, assumed, substituted for or replaced by the Successor Company if following the Business Combination the right confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Business Combination, the consideration (whether stock, cash or other securities or property) received in the Business Combination by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Business Combination is not solely common stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in Fair Market Value to the per share consideration received by holders of Common Stock in the Business Combination. The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.
(b)All Performance Shares or Performance Units or other outstanding Awards that are subject to vesting based on the achievement of specified performance goals and that are earned and outstanding as of the date the Change in Control is determined to have occurred and for which the payout level has been determined shall be payable in full in accordance with the payout schedule pursuant to the instrument evidencing the Award or a program adopted pursuant to the Plan. Any remaining outstanding Performance Shares or Performance Units or other outstanding Awards that are subject to vesting based on the achievement of specified performance goals (including any applicable performance period) for which the payout level has not been determined shall be payable in accordance with the terms and payout schedule pursuant to the instrument evidencing the Award. Any existing deferrals or other restrictions not waived by the Committee in its sole discretion shall remain in effect.
(c)Notwithstanding the foregoing, the Committee, in its sole discretion, may instead provide in the event of a Change in Control that is a Business Combination that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Business Combination and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Business Combination, or, in the event the Business Combination is one of the transactions listed under subsection (c) in the definition of Business Combination or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Committee in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Awards.
(d)For the avoidance of doubt, nothing in this Section 12.3 requires all outstanding Awards to be treated similarly.

4.	Further Adjustment of Awards
Subject to Sections 12.2 and 12.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change of control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.

5.	No Limitations
The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

6.	No Fractional Shares
In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment, and any fractional shares resulting from such adjustment shall be disregarded.

7.	Section 409A
Notwithstanding any other provision of the Plan to the contrary, (a) any adjustments made pursuant to this Section 12 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A and (b) any adjustments made pursuant to this Section 12 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A.

SECTION 13.	CODE SECTION 162(m) PROVISIONS
Notwithstanding any other provision of the Plan to the contrary, if the Committee determines, at the time Awards are granted to a Participant who is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 13 is applicable to such Award.

1.	Performance Criteria
(a)If an Award is subject to this Section 13, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following “performance criteria” for the Company as a whole or any business unit of the Company, as reported or calculated by the Company: total stockholder return, stock price increase, return on equity, return on capital, earnings per share, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization or earnings before interest, taxes, depreciation and amortization and cost basis in real property sold), EBITDDA (earnings before interest, taxes, depletion, depreciation and amortization or earnings before interest, taxes, depletion, depreciation and amortization and cost basis in real property sold), ongoing earnings, cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of costs of capital), EVA (economic value added), economic profit (net operating profit after tax, less a cost of capital charge), FFO (funds from operations equal to net income plus non-cash charges for depletion, depreciation and amortization and the cost basis in real property sold), SVA (stockholder value added), revenues, net income, operating income, pre-tax profit margin, performance against business plan, market share, operating margins, credit rating, dividend payments, expenses, retained earnings, working capital, financial ratios, yield on investment, completion of acquisitions, divestitures and corporate restructurings (together, the “Performance Criteria”).
(b)Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.
(c)The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) extraordinary nonrecurring items as described in Accounting Standards Codification 225-20 (or any successor provision) and/or in Management’s Discussion and Analysis of Financial Condition and Results of Operations appearing in the Company’s annual report to stockholders for the applicable year, (vi) acquisitions or divestitures, (vii) foreign exchange gains and losses, (viii) gains and losses on asset sales, and (ix) impairments. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that satisfies the requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

2.	Compensation Committee Certification; Adjustment of Awards
(a)After the completion of each performance period, the Compensation Committee shall certify the extent to which any performance goal established under this Section 13 has been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting, as applicable, of any Award subject to this Section 13.
(b)Notwithstanding any provision of the Plan other than Section 12, with respect to any Award that is subject to this Section 13, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Covered Employee.

3.	Limitations
(a)No Covered Employee may be granted Awards other than Performance Units subject to this Section 13 in the aggregate in any calendar-year period with respect to more than 300,000 shares of Common Stock for such Awards, except that the Company may make additional one-time grants of such Awards for up to 300,000 shares to newly hired or newly promoted individuals, which numbers shall be calculated and adjusted pursuant to Section 12.1 in a manner that satisfies the requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto. The maximum dollar value payable with respect to Performance Units or other awards payable in cash subject to this Section 13 and granted to any Covered Employee in any calendar-year period is $10,000,000.

(b)The Committee shall have the power to impose such other restrictions on Awards subject to this Section 13 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

SECTION 1.	RECOVERY OF COMPENSATION
Notwithstanding any other provision of the Plan to the contrary and to the maximum extent allowed by law, Awards granted under the Plan shall be subject to (a) the Potlatch Corporation Incentive Compensation Recovery Policy, as it may be amended from time to time, and (b) any other compensation recovery policies as may be adopted from time to time by the Company to comply with applicable law and/or stock exchange requirements, or otherwise, to the extent determined by the Committee in its discretion to be applicable to a Participant.

SECTION 14.	AMENDMENT AND TERMINATION

1.	Amendment, Suspension or Termination
The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires stockholder approval may be made only by the Board. Subject to Section 15.3, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

2.	Term of the Plan
Unless sooner terminated as provided herein, the Plan shall automatically terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their terms and conditions and the Plan’s terms and conditions.

3.	Consent of Participant
The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Notwithstanding the foregoing, any adjustments made pursuant to Section 12 shall not be subject to these restrictions.

SECTION 15.	GENERAL

1.	No Individual Rights
(a)No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.
(b)Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

2.	Issuance of Shares
(a)Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.
(b)The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.
(c)The inability of the Company or impracticability for the Company, as determined by the Committee in its sole discretion, to obtain or maintain approval from any regulatory body having jurisdiction or to comply with applicable requirements, which approval and compliance are deemed by the Company’s counsel to be necessary to the lawful issuance, delivery, and sale of any shares of Common Stock, shall relieve the Company of any liability in respect of the failure to issue, deliver, or sell such shares as to which the requisite approval has not been obtained or as to which any necessary requirements are not met.
(d)As a condition to the receipt of Common Stock pursuant to an Award under the Plan, the Company may require (i) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (ii) such other action or agreement by the Participant as may from time to time be necessary to comply with federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.
(e)To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

3.	Indemnification
(a)Each person who is or shall have been a member of the Board, the Compensation Committee or a committee of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf.
(b)The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

4.	No Rights as a Stockholder
Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award or Restricted Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

5.	Compliance with Laws and Regulations
(a)The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4) or otherwise. To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan comply with the deferral, payout and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, (i) with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i) of the Code, and (ii) each payment made under this Plan and any Award granted under the Plan shall be treated as a separate payment and the right to a series of installment payments under this Plan or any such Award shall be treated as a right to a series of separate payments. In addition, if the Participant is a “specified employee,” within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i) of the Code, shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death. Notwithstanding any other provision of the Plan to the contrary, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A of the Code; provided, however, that the Committee makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.
(b)Also notwithstanding any other provision of the Plan to the contrary, the Board or the Committee shall have broad authority to amend the Plan or any outstanding Award without the consent of the Participant to the extent the Board or the Committee deems necessary or advisable to comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules or other applicable laws, rules or regulations.

6.	Participants in Other Countries or Jurisdictions
Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

7.	No Trust or Fund
The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

8.	Successors
All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

9.	Severability
If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

10.	Choice of Law and Venue
The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Washington without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of Washington.

11.	Legal Requirements
The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required, whether located in the United States or a foreign jurisdiction.

SECTION 16.	EFFECTIVE DATE
The effective date (the “Effective Date”) is the date on which the Plan is approved by the stockholders of the Company.

Potlatch®

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Standard Time, on Sunday, May 4, 2014.

Vote by Internet

- Go to **www.envisionreports.com/PCH**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the election of two Directors to serve until the 2017 Annual Meeting of Stockholders and FOR Proposals 2, 3 and 4.

+

1. Election of Directors.

	For	Against	Abstain		For	Against	Abstain
01 - John S. Moody	☐	☐	☐	02 - Lawrence S. Peiros	☐	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as our independent auditors for 2014.	☐	☐	☐	3. Approval of 2014 Long-Term Incentive Plan.	☐	☐	☐
4. Advisory vote to approve executive compensation.	☐	☐	☐				

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

1 U P X 1 8 6 1 8 7 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Potlatch®

Proxy — Potlatch Corporation

Proxy for Annual Meeting of Stockholders to be Held May 5, 2014 at 9:00 a.m. local time (Pacific)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF POTLATCH CORPORATION

The undersigned hereby appoints Michael J. Covey, Jerald W. Richards and Lorrie D. Scott, as proxies with full power in each to act without the others and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 5, 2014, or at any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NOT OTHERWISE DIRECTED, FOR EACH DIRECTOR NOMINEE AND FOR PROPOSALS 2, 3 AND 4.

YOUR VOTE IS IMPORTANT. This proxy must be signed and dated on the reverse side.

(PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.)

(Continued and to be marked, dated and signed, on the other side)

Potlatch®

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the election of two Directors to serve until the 2017 Annual Meeting of Stockholders and FOR Proposals 2, 3 and 4.

1. Election of Directors.

	For	Against	Abstain
01 - John S. Moody	☐	☐	☐
02 - Lawrence S. Peiros	☐	☐	☐

	For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as our independent auditors for 2014.	☐	☐	☐
3. Approval of 2014 Long-Term Incentive Plan.	☐	☐	☐
4. Advisory vote to approve executive compensation.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 1 8 6 1 8 7 2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 5, 2014. The Proxy Statement and the 2013 Annual Report are available at: **www.edocumentview.com/PCH**

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Potlatch®

Proxy — Potlatch Corporation

Proxy for Annual Meeting of Stockholders to be Held May 5, 2014 at 9:00 a.m. local time (Pacific)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF POTLATCH CORPORATION

The undersigned hereby appoints Michael J. Covey, Jerald W. Richards and Lorrie D. Scott, as proxies with full power in each to act without the others and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 5, 2014, or at any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NOT OTHERWISE DIRECTED, FOR EACH DIRECTOR NOMINEE AND FOR PROPOSALS 2, 3 AND 4.

YOUR VOTE IS IMPORTANT. This proxy must be signed and dated on the reverse side.

(PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.)

(Continued and to be marked, dated and signed, on the other side)

Potlatch®

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Standard Time, on April 29, 2014.

Vote by Internet

- Go to **www.envisionreports.com/PCH**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the election of two Directors to serve until the 2017 Annual Meeting of Stockholders and FOR Proposals 2, 3 and 4.

1. Election of Directors.	For	Against	Abstain		For	Against	Abstain
01 - John S. Moody	☐	☐	☐	02 - Lawrence S. Peiros	☐	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as our independent auditors for 2014.	☐	☐	☐	3. Approval of 2014 Long-Term Incentive Plan.	☐	☐	☐
4. Advisory vote to approve executive compensation.	☐	☐	☐				

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 JNT
1 U P X 1 8 6 1 8 7 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Potlatch®

Proxy — Potlatch Corporation

Proxy for Annual Meeting of Stockholders to be Held May 5, 2014 at 9:00 a.m. local time (Pacific)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF POTLATCH CORPORATION

On behalf of The Board of Directors of Potlatch Corporation, this proxy is solicited from participants in the Potlatch Salaried 401(k) Plan. Your shares will be voted as directed by you, but if not otherwise directed, **FOR** each director nominee and, **FOR** Proposals 2, 3 and 4. If you do not return this voting instruction form or vote by telephone or internet, the Trustee (Mercer Trust Company) must vote your Plan shares in the same proportion as voted by other Plan participants.

YOUR VOTE IS IMPORTANT. This proxy must be signed and dated on the reverse side.

(PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.)

(Continued and to be marked, dated and signed, on the other side)

Potlatch®

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Standard Time, on April 29, 2014.

Vote by Internet

- Go to **www.envisionreports.com/PCH**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

1234 5678 9012 345

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote FOR the election of two Directors to serve until the 2017 Annual Meeting of Stockholders and FOR Proposals 2, 3 and 4.

1. Election of Directors.

	For	Against	Abstain		For	Against	Abstain
01 - John S. Moody	☐	☐	☐	02 - Lawrence S. Peiros	☐	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as our independent auditors for 2014.	☐	☐	☐	3. Approval of 2014 Long-Term Incentive Plan.	☐	☐	☐
4. Advisory vote to approve executive compensation.	☐	☐	☐				

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.
/ /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

1 U P X 1 8 6 1 8 7 4

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Potlatch®

Proxy — Potlatch Corporation

Proxy for Annual Meeting of Stockholders to be Held May 5, 2014 at 9:00 a.m. local time (Pacific)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF POTLATCH CORPORATION

On behalf of The Board of Directors of Potlatch Corporation, this proxy is solicited from participants in the Potlatch Hourly 401(k) Plan. Your shares will be voted as directed by you, but if not otherwise directed, **FOR** each director nominee and, **FOR** Proposals 2, 3 and 4. If you do not return this voting instruction form or vote by telephone or internet, the Trustee (Mercer Trust Company) must vote your Plan shares in the same proportion as voted by other Plan participants.

YOUR VOTE IS IMPORTANT. This proxy must be signed and dated on the reverse side.

(PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.)

(Continued and to be marked, dated and signed, on the other side)